                                                                    EXHIBIT 4.21
                                                                    ------------








================================================================================



                    AMENDED AND RESTATED DECLARATION OF TRUST

                            Dated as of ____________

                                  By and Among

                        PROVIDENT FINANCIAL GROUP, INC.,
                                   as Sponsor

                              CHRISTOPHER J. CAREY,
                               as Regular Trustee

                               MARK E. MAGEE, ESQ.
                               as Regular Trustee

                                  TAYFUN TUZUN,
                               as Regular Trustee

                            THE CHASE MANHATTAN BANK,
                               as Property Trustee

                                       And

                         CHASE MANHATTAN BANK DELAWARE,
                               as Delaware Trustee




================================================================================

                             CROSS REFERENCE TABLE*



Section of Trust
Indenture Act of                                                    Section of
1939, as amended                                                    Agreement
----------------                                                    ---------

310(a).......................................................................6.3
310(b)............................................................6.3(c); 6.3(d)
310(c)..............................................................Inapplicable
311(a)....................................................................2.2(b)
311(b)....................................................................2.2(b)
311(c)..............................................................Inapplicable
312(a)....................................................................2.2(a)
312(b)....................................................................2.2(b)
312(c)..............................................................Inapplicable
313(a).......................................................................2.3
313(b).......................................................................2.3
313(c).......................................................................2.3
313(d).......................................................................2.3
314(a).......................................................................2.4
314(b)..............................................................Inapplicable
314(c).......................................................................2.5
314(d)..............................................................Inapplicable
314(e).......................................................................2.5
314(f)..............................................................Inapplicable
315(a)...........................................................3.9(b); 3.10(a)
315(b)....................................................................2.7(a)
315(c)....................................................................3.9(a)
315(d)....................................................................3.9(b)
316(a).......................................................2.6; 7.5(b); 7.6(c)
316(b)..............................................................Inapplicable
316(c)..............................................................Inapplicable
317(a)......................................................................3.16
317(b)..............................................................Inapplicable
318(a)....................................................................2.1(c)


-------------

* This Cross-Reference Table does not constitute part of the Agreement and shall not have any bearing upon the interpretation of any of its terms or provisions.

                               TABLE OF CONTENTS


                                                                                                               Page
                                                                                                               ----

ARTICLE 1 INTERPRETATION AND DEFINITIONS..........................................................................2
         SECTION 1.1 Interpretation and Definitions...............................................................2
                  Affiliate.......................................................................................2
                  Authorized Officer..............................................................................2
                  Beneficial Owners...............................................................................2
                  Business Day ...................................................................................2
                  Business Trust Act..............................................................................3
                  Certificate.....................................................................................3
                  Certificate of Trust............................................................................3
                  Closing Date....................................................................................3
                  Code............................................................................................3
                  Commission......................................................................................3
                  Common Securities Holder........................................................................3
                  Common Security.................................................................................3
                  Common Security Certificate.....................................................................3
                  Corporate Trust Office..........................................................................3
                  Covered Person..................................................................................3
                  Debenture Issuer................................................................................3
                  Debenture Issuer Indemnified Person.............................................................4
                  Debenture Trustee...............................................................................4
                  Debentures......................................................................................4
                  Delaware Trustee................................................................................4
                  Depositary......................................................................................4
                  Depositary Participant..........................................................................4
                  Direct Action...................................................................................4
                  Distribution....................................................................................4
                  Exchange Act....................................................................................4
                  Fiduciary Indemnified Person....................................................................4
                  Fiscal Year.....................................................................................4
                  Global Security.................................................................................4
                  Guarantee.......................................................................................4
                  Holder..........................................................................................5
                  Indemnified Person..............................................................................5
                  Indenture.......................................................................................5
                  Indenture Event of Default......................................................................5
                  Investment Company..............................................................................5
                  Investment Company Act..........................................................................5
                  Investment Company Event........................................................................5

                                                                                                               Page
                                                                                                               ----

                  Legal Action....................................................................................5
                  List of Holders.................................................................................5
                  Majority in Liquidation Amount..................................................................5
                  New York Stock Exchange.........................................................................6
                  Officers' Certificate...........................................................................6
                  Paying Agent....................................................................................6
                  Payment Amount..................................................................................6
                  Preferred Security..............................................................................6
                  Preferred Security Certificate..................................................................6
                  Person..........................................................................................6
                  Property Account................................................................................7
                  Property Trustee................................................................................7
                  Pro Rata........................................................................................7
                  Quorum..........................................................................................7
                  Redemption/Distribution Notice..................................................................7
                  Redemption Price................................................................................7
                  Regular Trustee.................................................................................7
                  Regulatory Capital Event........................................................................7
                  Related Party...................................................................................8
                  Responsible Officer.............................................................................8
                  Securities......................................................................................8
                  Securities Act..................................................................................8
                  Special Event...................................................................................8
                  Sponsor.........................................................................................8
                  Successor Delaware Trustee......................................................................8
                  Successor Entity................................................................................8
                  Successor Property Trustee......................................................................8
                  Successor Security..............................................................................8
                  Super Majority..................................................................................8
                  Tax Event.......................................................................................8
                  10% in Liquidation Amount.......................................................................9
                  Treasury Regulations............................................................................9
                  Trust Enforcement Event.........................................................................9
                  Trust Indenture Act.............................................................................9
                  Trustee.........................................................................................9

ARTICLE 2 TRUST INDENTURE ACT.....................................................................................9
         SECTION 2.1 Trust Indenture Act; Application.............................................................9
         SECTION 2.2 Lists of Holders of Securities..............................................................10

                                                                                                               Page
                                                                                                               ----

         SECTION 2.3 Reports by the Property Trustee.............................................................10
         SECTION 2.4 Periodic Reports to the Property Trustee....................................................11
         SECTION 2.5 Evidence of Compliance with Conditions Precedent............................................11
         SECTION 2.6 Trust Enforcement Events; Waiver............................................................11
         SECTION 2.7 Trust Enforcement Event; Notice.............................................................13

ARTICLE 3 ORGANIZATION...........................................................................................14
         SECTION 3.1 Name and Organization.......................................................................14
         SECTION 3.2 Office......................................................................................14
         SECTION 3.3 Purpose.....................................................................................14
         SECTION 3.4 Authority...................................................................................14
         SECTION 3.5 Title to Property of the Trust..............................................................15
         SECTION 3.6 Powers and Duties of the Regular Trustees...................................................15
         SECTION 3.7 Prohibition of Actions by the Trust and the Trustees........................................18
         SECTION 3.8 Powers and Duties of the Property Trustee...................................................19
         SECTION 3.9 Certain Duties and Responsibilities of the Property Trustee.................................22
         SECTION 3.10 Certain Rights of Property Trustee.........................................................24
         SECTION 3.11 Delaware Trustee...........................................................................27
         SECTION 3.12 Execution of Documents.....................................................................27
         SECTION 3.13 Not Responsible for Recitals or Issuance of Securities.....................................28
         SECTION 3.14 Duration of Trust..........................................................................28
         SECTION 3.15 Mergers....................................................................................28
         SECTION 3.16 Property Trustee May File Proofs of Claim..................................................30

ARTICLE 4 SPONSOR ...............................................................................................31
         SECTION 4.1 Responsibilities of the Sponsor.............................................................31
         SECTION 4.2 Indemnification and Fees and Expenses of the Trustees.......................................31
         SECTION 4.3 Compensation of the Trustees................................................................32

ARTICLE 5 TRUST COMMON SECURITIES HOLDER.........................................................................32
         SECTION 5.1 Debenture Issuer's Purchase of Common Securities............................................32
         SECTION 5.2 Covenants of the Common Securities Holder...................................................32

ARTICLE 6 TRUSTEES...............................................................................................33
         SECTION 6.1 Number of Trustees..........................................................................33
         SECTION 6.2 Delaware Trustee; Eligibility...............................................................33
         SECTION 6.3 Property Trustee; Eligibility...............................................................34
         SECTION 6.4 Qualifications of Regular Trustees and Delaware Trustee Generally...........................34
         SECTION 6.5 Initial Regular Trustees....................................................................35

                                                                                                               Page
                                                                                                               ----

         SECTION 6.6 Appointment, Removal and Resignation of Trustees............................................35
         SECTION 6.7 Vacancies among Trustees....................................................................36
         SECTION 6.8 Effect of Vacancies.........................................................................37
         SECTION 6.9 Meetings....................................................................................37
         SECTION 6.10 Delegation of Power........................................................................37
         SECTION 6.11 Merger, Conversion, Consolidation or Succession to Business................................38

ARTICLE 7 TERMS OF SECURITIES....................................................................................38
         SECTION 7.1 General Provisions Regarding Securities.....................................................38
         SECTION 7.2 Distributions...............................................................................40
         SECTION 7.3 Redemption of Securities....................................................................42
         SECTION 7.4 Redemption Procedures.......................................................................42
         SECTION 7.5 Voting Rights of Preferred Securities.......................................................44
         SECTION 7.6 Voting Rights of Common Securities..........................................................46
         SECTION 7.7 Paying Agent................................................................................47
         SECTION 7.8 Listing.....................................................................................48
         SECTION 7.9 Transfer of Securities......................................................................48
         SECTION 7.10 Mutilated, Destroyed, Lost or Stolen Certificates..........................................49
         SECTION 7.11 Deemed Security Holders....................................................................50
         SECTION 7.12 Global Securities..........................................................................50

ARTICLE 8 DISSOLUTION AND TERMINATION OF TRUST...................................................................52
         SECTION 8.1 Dissolution and Termination of Trust........................................................52
         SECTION 8.2 Liquidation Distribution Upon Dissolution of the Trust......................................53

ARTICLE 9 LIMITATION OF LIABILITY OF HOLDERS OF SECURITIES,
          DELAWARE TRUSTEES OR OTHERS............................................................................54
         SECTION 9.1 Liability ..................................................................................54
         SECTION 9.2 Exculpation.................................................................................54
         SECTION 9.3 Fiduciary Duty..............................................................................55
         SECTION 9.4 Indemnification.............................................................................56
         SECTION 9.5 Outside Businesses..........................................................................59

ARTICLE 10 ACCOUNTING............................................................................................60
         SECTION 10.1 Fiscal Year................................................................................60
         SECTION 10.2 Certain Accounting Matters.................................................................60
         SECTION 10.3 Banking....................................................................................61
         SECTION 10.4 Withholding................................................................................61

                                                                                                               Page
                                                                                                               ----

ARTICLE 11 AMENDMENTS AND MEETINGS...............................................................................62
         SECTION 11.1 Amendments.................................................................................62
         SECTION 11.2 Meetings of the Holders of Securities; Action by Written Consent...........................64

ARTICLE 12 REPRESENTATIONS OF PROPERTY TRUSTEE AND DELAWARE TRUSTEE..............................................66
         SECTION 12.1 Representations and Warranties of the Property Trustee.....................................66
         SECTION 12.2 Representations and Warranties of the Delaware Trustee.....................................67

ARTICLE 13 MISCELLANEOUS.........................................................................................68
         SECTION 13.1 Notices....................................................................................68
         SECTION 13.2 Governing Law..............................................................................69
         SECTION 13.3 Intention of the Parties...................................................................69
         SECTION 13.4 Headings...................................................................................69
         SECTION 13.5 Successors and Assigns.....................................................................69
         SECTION 13.6 Partial Enforceability.....................................................................69
         SECTION 13.7 Counterparts...............................................................................69



                                    EXHIBITS

Exhibit A         Form of Preferred Security Certificate
Exhibit B         Form of Common Security Certificate

                   AMENDED AND RESTATED DECLARATION OF TRUST


                  This AMENDED AND RESTATED DECLARATION OF TRUST (the "Declaration"), dated as of _______________, is entered into by and among PROVIDENT FINANCIAL GROUP, INC., an Ohio corporation, as sponsor (the "Sponsor"), CHRISTOPHER J. CAREY, MARK E. MAGEE, ESQ. AND TAYFUN TUZUN, as the initial regular trustees (collectively, the "Regular Trustees"), THE CHASE MANHATTAN BANK, a New York banking corporation, as the initial property trustee (the "Property Trustee") and CHASE MANHATTAN BANK DELAWARE, a Delaware corporation, as the initial Delaware trustee (the "Delaware Trustee" and, together with the Regular Trustees and the Property Trustee, the "Trustees"), not in their individual capacities but solely as Trustees, and the holders, from time to time, of undivided beneficial ownership interests in the assets of the Trust to be issued pursuant to this Declaration.

                                    RECITALS

                  WHEREAS, the Trustees and the Sponsor created Provident Capital Trust __ (the "Trust"), a business trust under the Business Trust Act (as defined, together with other capitalized terms, herein) pursuant to a Declaration of Trust dated as of ____________ (the "Original Declaration"), and a Certificate of Trust (the "Certificate of Trust") filed with the Secretary of State of the State of Delaware on ___________;

                  WHEREAS, the sole purpose of the Trust shall be to issue and sell certain securities representing undivided beneficial ownership interests in the assets of the Trust, to invest the proceeds from such sales in the Debentures issued by the Debenture Issuer and to engage in only those activities necessary or incidental thereto; and

                  WHEREAS, the parties hereto, by this Declaration, amend and restate each and every term and provision of the Original Declaration;

                  NOW, THEREFORE, it being the intention of the parties hereto to continue the Trust as a business trust under the Business Trust Act and that this Declaration constitute the governing instrument of such business trust, the Trustees hereby declare that all assets contributed to the Trust be held in trust for the benefit of the Holders of the Securities representing undivided beneficial ownership interests in the assets of the Trust issued hereunder, subject to the provisions of this Declaration.

                                   ARTICLE 1

                         INTERPRETATION AND DEFINITIONS

                  SECTION 1.1 Interpretation and Definitions.

                  Unless the context otherwise requires:

                  (a) capitalized terms used in this Declaration but not defined in the preamble above have the meanings assigned to them in this Section 1.1;

                  (b) a term defined anywhere in this Declaration has the same meaning throughout;

                  (c) all references to "the Declaration" or "this Declaration" are to this Declaration as modified, supplemented or amended from time to time;

                  (d) all references in this Declaration to Articles, Sections, Recitals and Exhibits are to Articles and Sections of, or Recitals and Exhibits to, this Declaration unless otherwise specified;

                  (e) unless otherwise defined in this Declaration, a term defined in the Trust Indenture Act has the same meaning when used in this Declaration; and

                  (f) a reference to the singular includes the plural and vice versa and a reference to any masculine form of a term shall include the feminine form of a term, as applicable.

                  (g) the following terms have the following meanings:

                  "Affiliate" has the same meaning as given to that term in Rule 405 of the Securities Act or any successor rule thereunder.

                  "Authorized Officer" of a Person means any Person that is authorized to bind such Person.

                  "Beneficial Owners" means, for Preferred Securities represented by a Global Security, the Person who acquires an interest in the Preferred Securities which is reflected on the records of the Depositary through the Depositary Participants.

                  "Business Day" means any day other than (i) a Saturday or Sunday, (ii) a day on which banking institutions in the Borough of Manhattan, The City of New York are authorized or required by law or executive order to remain closed or (iii) a day on which the Corporate Trust

Office of the Trustee, or, with respect to the Securities of a series initially issued to a Trust, the principal office of the Property Trustee under the related Trust Agreement, is closed for business.

                  "Business Trust Act" means Chapter 38 of Title 12 of the Delaware Code, 12 Del. Code Section 3801 et seq., as it may be amended from time to time, or any successor legislation.

                  "Certificate" means a Common Security Certificate or a Preferred Security Certificate.

                  "Certificate of Trust" has the meaning specified in the Recitals hereto.

                  "Closing Date" means the date on which the Preferred Securities are issued and sold.

                  "Code" means the Internal Revenue Code of 1986, as amended from time to time, or any successor legislation. A reference to a specific section of the Code refers not only to such specific section but also to any corresponding provision of any federal tax statute enacted after the date of this Declaration, as such specific section or corresponding provision is in effect on the date of application of the provisions of this Declaration containing such reference.

                  "Commission" means the Securities and Exchange Commission or any successor thereto.

                  "Common Securities Holder" means Provident Financial Group, Inc., or any successor thereto, in its capacity as purchaser and holder of all of the Common Securities issued by the Trust.

                  "Common Security" has the meaning specified in Section 7.1

                  "Common Security Certificate" means a definitive certificate in fully registered form representing a Common Security, substantially in the form of Exhibit B hereto.

                  "Corporate Trust Office" means the principal office of the Property Trustee at which at any particular time its corporate trust business shall be administered, which office at the date of execution of this Declaration is located at 250 West Huron Road, Suite 220, Cleveland, Ohio 44113, Attention:
Corporate Trust Department.

                  "Covered Person" means (a) any officer, director, shareholder, partner, member, representative, employee or agent of (i) the Trust or (ii) the Trust's Affiliates; and (b) any Holder.

                  "Debenture Issuer" means Provident Financial Group, Inc., or any successor thereto under the Indenture, in its capacity as issuer of the Debentures under the Indenture.

                  "Debenture Issuer Indemnified Person" means (a) any Regular Trustee; (b) any Affiliate of any Regular Trustee; (c) any officers, directors, shareholders, members, partners, employees, representatives or agents of any Regular Trustee or any Affiliate thereof; or (d) any officer, employee or agent of the Trust or its Affiliates.

                  "Debenture Trustee" means The Chase Manhattan Bank, in its capacity as trustee under the Indenture until a successor is appointed thereunder, and thereafter means such successor trustee.

                  "Debentures" means the series of debentures to be issued by the Debenture Issuer under the Indenture and held by the Property Trustee.

                  "Delaware Trustee" has the meaning specified in Section 6.2.

                  "Depositary" means, with respect to Securities issuable in whole or in part in the form of one or more Global Securities, a clearing agency registered under the Exchange Act that is designated to act as Depositary for such Securities.

                  "Depositary Participant" means a member of, or participant in, the Depositary.

                  "Direct Action" has the meaning specified in Section 3.8(e).

                  "Distribution" means a distribution payable to Holders of Securities in accordance with Section 7.2.

                  "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, or any successor legislation.

                  "Federal Reserve" means the Board of Governors of the Federal Reserve System, or any successor thereto.

                  "Fiduciary Indemnified Person" has the meaning set forth in
Section 9.4(b).

                  "Fiscal Year" has the meaning specified in Section 10.1.

                  "Global Security" means a fully registered, global Preferred Security Certificate.

                  "Guarantee" means the Guarantee Agreement, dated as of ___________, of the Sponsor in respect of the Securities.

                  "Holder" means any holder of Securities, as registered on the books and records of the Trust; provided, however, that in determining whether the Holders of the requisite liquidation amount of Preferred Securities have voted on any matter provided for in this Declaration, then for the purpose of such determination only (and not for any other purpose hereunder), if the Preferred Securities remain in the form of one or more Global Securities and if the Depositary which is the holder of such Global Securities has sent an omnibus proxy to the Trust assigning voting rights to Depositary Participants to whose accounts the Preferred Securities are credited on the record date, the term "Holders" shall mean such Depositary Participants acting at the direction of the Beneficial Owners.

                  "Indemnified Person" means a Debenture Issuer Indemnified Person or a Fiduciary Indemnified Person.

                  "Indenture" means the Indenture, dated as of _________, between the Debenture Issuer and The Chase Manhattan Bank, as Trustee, pursuant to which the Debentures are to be issued.

                  "Indenture Event of Default" has the meaning given to the term "Event of Default" in the Indenture.

                  "Investment Company" means an investment company as defined in the Investment Company Act and the regulations promulgated thereunder.

                  "Investment Company Act" means the Investment Company Act of 1940, as amended from time to time, or any successor legislation.

                  "Investment Company Event" means the receipt by the Trust of an opinion of a nationally recognized independent counsel, to the effect that, as a result of the occurrence of a change in law or regulation or a written change in interpretation or application of law or regulation by any legislative body, court, governmental agency or regulatory authority (a "Change in 1940 Act Law"), there is more than an insubstantial risk that the Trust is or will be considered an "investment company" that is required to be registered under the Investment Company Act, which Change in 1940 Act Law becomes effective on or after the Closing Date.

                  "Legal Action" has the meaning specified in Section 3.6(g).

                  "List of Holders" has the meaning specified in Section 2.2(a).

                  "Majority in Liquidation Amount" means, except as provided in the terms of the Preferred Securities or by the Trust Indenture Act, Holder(s) of outstanding Securities, voting together as a single class, or, as the context may require, Holders of outstanding Preferred Securities or Holders of outstanding Common Securities, voting separately as a class, who are the record owners of more than 50% of the aggregate liquidation amount (including the stated amount that would be paid on redemption, liquidation or otherwise, plus accumulated and unpaid Distributions to the date upon which the voting percentages are determined) of all outstanding Securities of the relevant class.

                  "New York Stock Exchange" means the New York Stock Exchange, Inc. or any successor thereto.

                  "Officers' Certificate" means, with respect to any Person, a certificate signed on behalf of such Person by two Authorized Officers of such Person. Any Officers' Certificate delivered with respect to compliance with a condition or covenant provided for in this Declaration shall include:

                  (a) a statement that each officer signing the Officers' Certificate has read the covenant or condition and the definitions relating thereto;

                  (b) a brief statement of the nature and scope of the examination or investigation undertaken by each officer on behalf of such Person in rendering the Officers' Certificate;

                  (c) a statement that each such officer has made such examination or investigation as, in such officer's opinion, is necessary to enable such officer on behalf of such Person to express an informed opinion as to whether or not such covenant or condition has been complied with; and

                  (d) a statement as to whether, in the opinion of each such officer acting on behalf of such Person, such condition or covenant has been complied with; provided, that the term "Officers' Certificate", when used with reference to Regular Trustees who are natural persons shall mean a certificate signed by two or more of the Regular Trustees which otherwise satisfies the foregoing requirements.

                  "Paying Agent" has the meaning specified in Section 3.8(h).

                  "Payment Amount" has the meaning specified in Section 7.2(c).

                  "Preferred Security" has the meaning specified in Section 7.1.

                  "Preferred Security Certificate" means a definitive certificate in fully registered form representing a Preferred Security, substantially in the form of Exhibit A.

                  "Person" means a legal person, including any individual, corporation, estate, partnership, joint venture, association, joint stock company, limited liability company, trust, unincorporated association, or government or any agency or political subdivision thereof, or any other entity of whatever nature.

                  "Property Account" has the meaning specified in Section
3.8(c).

                  "Property Trustee" means the Trustee meeting the eligibility requirements set forth in Section 6.3.

                  "Pro Rata" means pro rata to each Holder of Securities according to the aggregate liquidation amount of the Securities held by the relevant Holder in relation to the aggregate liquidation amount of all Securities outstanding.

                  "Quorum" means a majority of the Regular Trustees or, if there are only two Regular Trustees, both of them.

                  "Redemption/Distribution Notice" has the meaning specified in
Section 7.4(a) hereto.

                  "Redemption Price" means the amount for which the Securities will be redeemed, which amount will equal (i) the redemption price paid by the Debenture Issuer to repay or redeem, in whole or in part, the Debentures held by the Trust plus an amount equal to accumulated and unpaid Distributions on such Securities through the date of their redemption or (ii) such lesser amount as will be received by the Trust in respect of the Debentures so repaid or redeemed.

                  "Regular Trustee" means any Trustee other than the Property Trustee and the Delaware Trustee.

                  "Regulatory Capital Event" means the receipt by the Trust of an opinion of independent bank regulatory counsel experienced in such matters to the effect that, as a result of (a) any amendment to or change (including any announced prospective change) in the laws (or any regulations thereunder) of the United States or any rules, guidelines or policies of the Federal Reserve or (b) any official administrative pronouncement or judicial decision for interpreting or applying such laws or regulations, which amendment or change is effective or such pronouncement or decision is announced on or after the date of original issuance of the Preferred Securities, the Preferred Securities do not constitute, or within 90 days of the date thereof will not constitute, Tier 1 capital (or its then equivalent); PROVIDED, HOWEVER, that the distribution of the Securities in connection with the liquidation of the Trust by the Debenture Issuer shall not in and of itself constitute a Regulatory Capital Event unless such liquidation shall have occurred in connection with a Tax Event or an Investment Company Event.

                  "Related Party" means, with respect to the Sponsor, any direct or wholly owned subsidiary of the Sponsor or any Person that owns, directly or indirectly, 100% of the outstanding voting securities of the Sponsor.

                  "Responsible Officer" means, with respect to the Property Trustee, any officer with direct responsibility for the administration of this Declaration and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of that officer's knowledge of and familiarity with the particular subject.

                  "Securities" means the Common Securities and the Preferred Securities.

                  "Securities Act" means the Securities Act of 1933, as amended from time to time, or any successor legislation.

                  "Special Event" means a Tax Event, a Regulatory Capital Event or an Investment Company Event.

                  "Sponsor" means Provident Financial Group, Inc., an Ohio corporation, or any successor entity in a merger, consolidation, amalgamation or replacement by or conveyance, transfer or lease of its properties substantially as an entirety, in its capacity as sponsor of the Trust.

                  "Successor Delaware Trustee" has the meaning specified in
Section 6.6(b).

                  "Successor Entity" has the meaning specified in Section 3.15(b)(i).

                  "Successor Property Trustee" has the meaning specified in
Section 6.6(b).

                  "Successor Security" has the meaning specified in Section 3.15(b)(i)b.

                  "Super Majority" has the meaning specified in Section 2.6(a)(ii).

                  "Tax Event" means the receipt by the Trust of an opinion of independent tax counsel experienced in such matters, to the effect that, as a result of (a) any amendment to, change in or announced proposed change in the laws (or any regulations thereunder) of the United States or any political subdivision or taxing authority thereof or therein, or (b) any official administrative pronouncement, action or judicial decision interpreting or applying such laws or regulations, which amendment or change becomes effective or proposed change, pronouncement, action or decision is announced on or after the Closing Date, there is more than an insubstantial risk that (i) the Trust is, or will be within 90 days of the date of such opinion, subject to the United States federal income tax with respect to income received or accrued on the Debentures, (ii) interest payable by the Debenture Issuer on the Debentures is not, or within 90 days of the date of such opinion will not be, deductible, in whole or in part, by the Debenture Issuer for United States federal income tax purposes, or (iii) the Trust is, or will be within 90 days of the date of such opinion, subject to more than a de minimis amount of other taxes, duties or other governmental charges.

                  "10% in Liquidation Amount" means, except as provided in the terms of the Preferred Securities or by the Trust Indenture Act, Holder(s) of outstanding Securities, voting together as a single class, or, as the context may require, Holders of outstanding Preferred Securities or Holders of outstanding Common Securities, voting separately as a class, who are the record owners of 10% or more of the aggregate liquidation amount (including the stated amount that would be paid on redemption, liquidation or otherwise, plus accrued and unpaid Distributions to the date upon which the voting percentages are determined) of all outstanding Securities of the relevant class.

                  "Treasury Regulations" means the income tax regulations, including temporary and proposed regulations, promulgated under the Code by the United States Treasury, as such regulations may be amended from time to time (including corresponding provisions of succeeding regulations).

                  "Trust Enforcement Event" in respect of the Securities means an Indenture Event of Default has occurred and is continuing in respect of the Debentures.

                  "Trust Indenture Act" means the Trust Indenture Act of 1939, as amended from time to time, or any successor legislation.

                  "Trustee" or "Trustees" means each Person who has signed this Declaration as a trustee, so long as such Person shall continue as a trustee in accordance with the terms hereof, and all other Persons who may from time to time be duly appointed, qualified and serving as Trustees in accordance with the provisions hereof, and references herein to a Trustee or the Trustees shall refer to such Person or Persons solely in their capacity as trustees hereunder.

                                   ARTICLE 2

                              TRUST INDENTURE ACT

                  SECTION 2.1  Trust Indenture Act; Application.

                  (a) This Declaration is subject to the provisions of the Trust Indenture Act that are required to be part of this Declaration and shall, to the extent applicable, be governed by such provisions.

                  (b) The Property Trustee shall be the only Trustee which is a Trustee for the purposes of the Trust Indenture Act.

                  (c) If and to the extent that any provision of this Declaration conflicts with the duties imposed by Sections 310 to 317, inclusive, of the Trust Indenture Act, such imposed duties shall control.

                  (d) The application of the Trust Indenture Act to this Declaration shall not affect the Trust's classification as a grantor trust for United States federal income tax purposes and shall not affect the nature of the Securities as equity securities representing undivided beneficial ownership interests in the assets of the Trust.

                  SECTION 2.2 Lists of Holders of Securities.

                  (a) Each of the Sponsor and the Regular Trustees on behalf of the Trust shall provide the Property Trustee (i), except while the Preferred Securities are represented by one or more Global Securities, at least five Business Days prior to the date for payment of Distributions, a list, in such form as the Property Trustee may reasonably require, of the names and addresses of the Holders of the Securities ("List of Holders") as of the record date relating to the payment of such Distributions, and (ii) at any other time, within 30 days of receipt by the Trust of a written request from the Property Trustee for a List of Holders, as of a date no more than 15 days before such List of Holders is given to the Property Trustee; provided that neither the Sponsor nor the Regular Trustees on behalf of the Trust shall be obligated to provide such List of Holders at any time the List of Holders does not differ from the most recent List of Holders given to the Property Trustee by the Sponsor and the Regular Trustees on behalf of the Trust. The Property Trustee shall preserve, in as current a form as is reasonably practicable, all information contained in Lists of Holders given to it or which it receives in the capacity as Paying Agent (if acting in such capacity), provided that the Property Trustee may destroy any List of Holders previously given to it on receipt of a new List of Holders.

                  (b) The Property Trustee shall comply with its obligations under, and shall be entitled to the benefits of, Sections 311(a), 311(b) and 312(b) of the Trust Indenture Act.

                  SECTION 2.3 Reports by the Property Trustee.

                  Within 60 days after May 15 of each year (commencing with the year of the first anniversary of the issuance of the Preferred Securities), the Property Trustee shall provide to the Holders of the Preferred Securities such reports as are required by Section 313 of the Trust Indenture Act, if any, in the form and in the manner provided by Section 313 of the Trust Indenture Act. The Property Trustee shall also comply with the requirements of Section 313(d) of the Trust Indenture Act.

                  SECTION 2.4 Periodic Reports to the Property Trustee.

                  Each of the Sponsor and the Regular Trustees on behalf of the Trust shall provide to the Property Trustee such documents, reports and information as required by Section 314 of the Trust Indenture Act (if any) and the compliance certificate required by Section 314 of the Trust Indenture Act in the form, in the manner and at the times required by Section 314 of the Trust Indenture Act, but in no event later than 120 days after the end of each calendar year.

                  SECTION 2.5 Evidence of Compliance with Conditions Precedent.

                  Each of the Sponsor and the Regular Trustees on behalf of the Trust shall provide to the Property Trustee such evidence of compliance with any conditions precedent, if any, provided for in this Declaration that relate to any of the matters set forth in Section 314(c) of the Trust Indenture Act. Any certificate or opinion required to be given by an officer pursuant to Section 314(c)(1) may be given in the form of an Officers' Certificate.

                  SECTION 2.6  Trust Enforcement Events; Waiver.

                  (a) The Holders of a Majority in Liquidation Amount of the Preferred Securities may, by vote or written consent, on behalf of the Holders of all of the Preferred Securities, waive any past Trust Enforcement Event in respect of the Preferred Securities and its consequences, provided that, if the underlying Indenture Event of Default:

                           (i) is not waivable under the Indenture, the Trust Enforcement Event under the Declaration shall also not be waivable; or

                           (ii) requires the consent or vote of the Holders of greater than a majority in principal amount of the Debentures (a "Super Majority") to be waived under the Indenture, the related Trust Enforcement Event under the Declaration may only be waived by the vote or written consent of the Holders of at least the proportion in liquidation amount of the Preferred Securities that the relevant Super Majority represents of the aggregate principal amount of the Debentures outstanding.

                  The foregoing provisions of this Section 2.6(a) shall be in lieu of Section 316(a)(1)(B) of the Trust Indenture Act and such Section 316(a)(1)(B) of the Trust Indenture Act is hereby expressly excluded from this Declaration and the Securities, as permitted by the Trust Indenture Act. Upon such waiver, any such default shall cease to exist, and any Trust Enforcement Event with respect to the Preferred Securities arising therefrom shall be deemed to have been cured, for every purpose of this Declaration and the Preferred Securities, but no such waiver shall extend to any subsequent or other Trust Enforcement Event with respect to the Preferred Securities or impair any right consequent thereon. Any waiver by the Holders of the Preferred Securities of a Trust Enforcement Event with respect to the Preferred Securities shall also be deemed to constitute a waiver by the Holders of the Common Securities of any such Trust Enforcement Event with respect to the Common Securities for all purposes of this Declaration without any further act, vote, or consent of the Holders of the Common Securities.

                  (b) The Holders of a Majority in Liquidation Amount of the Common Securities may, by vote or written consent, on behalf of the Holders of all of the Common Securities, waive any past Trust Enforcement Event in respect of the Common Securities and its consequences, provided that, if the underlying Indenture Event of Default:

                           (i) is not waivable under the Indenture, except where the Holders of the Common Securities are deemed to have waived such Trust Enforcement Event under the Declaration as provided below in this Section 2.6(b), the Trust Enforcement Event under the Declaration shall also not be waivable; or

                           (ii) requires the consent or vote of a Super Majority to be waived under the Indenture, except where the Holders of the Common Securities are deemed to have waived such Trust Enforcement Event under the Declaration as provided below in this
                                    Section 2.6(b), the Trust Enforcement Event under the Declaration may only be waived by the vote or written consent of the Holders of at least the proportion in liquidation amount of the Common Securities that the relevant Super Majority represents of the aggregate principal amount of the Debentures outstanding;

provided further, each Holder of Common Securities will be deemed to have waived any Trust Enforcement Event and all Trust Enforcement Events with respect to the Common Securities and the consequences thereof until all Trust Enforcement Events with respect to the Preferred Securities have been cured, waived or otherwise eliminated, and until such Trust Enforcement Events with respect to the Preferred Securities have been so cured, waived or otherwise eliminated, the Property Trustee will be deemed to be acting solely on behalf of the Holders of the Preferred Securities and only the Holders of the Preferred Securities will have the right to direct the Property Trustee in accordance with the terms of the Securities. The foregoing provisions of this Section 2.6(b) shall be in lieu of Sections 316(a)(1)(A) and 316(a)(1)(B) of the Trust Indenture Act and such Sections 316(a)(1)(A) and 316(a)(1)(B) of the Trust Indenture Act are hereby expressly excluded from this Declaration and the Securities, as permitted by the Trust Indenture Act. Subject to the foregoing provisions of this Section 2.6(b), upon such cure, waiver or other elimination, any such default shall cease to exist and any Trust Enforcement Event with respect to the Common Securities arising therefrom shall be deemed to have been cured for every purpose of this Declaration, but no such waiver shall extend to any subsequent or other Trust Enforcement Event with respect to the Common Securities or impair any right consequent thereon.

                  (c) A waiver of an Indenture Event of Default by the Property Trustee at the direction of the Holders of the Preferred Securities constitutes a waiver of the corresponding Trust Enforcement Event with respect to the Preferred Securities under this Declaration. The foregoing provisions of this
Section 2.6(c) shall be in lieu of Section 316(a)(1)(B) of the Trust Indenture Act and such Section 316(a)(1)(B) of the Trust Indenture Act is hereby expressly excluded from this Declaration and the Securities, as permitted by the Trust Indenture Act.

                  SECTION 2.7  Trust Enforcement Event; Notice.

                  (a) The Property Trustee shall, within 90 days after the occurrence of a Trust Enforcement Event actually known to a Responsible Officer of the Property Trustee, transmit by mail, first class postage prepaid, to the Holders of the Securities, notices of all such defaults with respect to the Securities, unless such defaults have been cured before the giving of such notice (the term "defaults" for the purposes of this Section 2.7(a) being hereby defined to be an Indenture Event of Default, not including any periods of grace provided for therein and irrespective of the giving of any notice provided therein); provided that, except for a default in the payment of principal of (or premium, if any) or interest on any of the Debentures, the Property Trustee shall be protected fully in withholding such notice if and so long as a Responsible Officer of the Property Trustee in good faith determines that the withholding of such notice is in the interests of the Holders of the Securities.

                  (b) The Property Trustee shall not be deemed to have knowledge of any default except:

                           (i) a default under Sections 501(1) and 501(2) of the Indenture; or

                           (ii) any default as to which the Property Trustee shall have received written notice or of which a Responsible Officer of the Property Trustee charged with the administration of this Declaration shall have actual knowledge.

                                   ARTICLE 3

                                  ORGANIZATION

                  SECTION 3.1 Name and Organization.

                  The Trust hereby continued is named "Provident Capital Trust __" as such name may be modified from time to time by the Regular Trustees following written notice to the Holders of Securities, the Property Trustee and the Delaware Trustee. The Trust's activities may be conducted under the name of the Trust or any other name deemed advisable by the Regular Trustees.

                  SECTION 3.2  Office.

                  The address of the principal office of the Trust is c/o Provident Financial Group, Inc., One East Fourth Street, Cincinnati, Ohio 45202. On 10 Business Days' written notice to the Holders of Securities, the Property Trustee and the Delaware Trustee, the Regular Trustees may designate another principal office.

                  SECTION 3.3  Purpose.

                  The exclusive purposes and functions of the Trust are (a) to issue and sell Securities and use the gross proceeds from such sale to acquire the Debentures, and (b) except as otherwise limited herein, to engage in only those other activities necessary or incidental thereto. The Trust shall not borrow money, issue debt or reinvest proceeds derived from investments, pledge any of its assets or otherwise undertake (or permit to be undertaken) any activity that would cause the Trust not to be classified as a grantor trust for United States federal income tax purposes.

                  By the acceptance of this Trust, none of the Trustees, the Sponsor, the Holders of the Preferred Securities or Common Securities or the Preferred Securities Beneficial Owners will take any position for United States federal income tax purposes which is contrary to the classification of the Trust as a grantor trust.

                  SECTION 3.4  Authority.

                  Subject to the limitations provided in this Declaration and to the specific duties of the Property Trustee, the Regular Trustees shall have exclusive authority to carry out the purposes of the Trust. An action taken by the Regular Trustees in accordance with their powers shall constitute the act of and serve to bind the Trust and an action taken by the Property Trustee on behalf of the Trust in accordance with its powers shall constitute the act of and serve to bind the Trust. In dealing with the Trustees acting on behalf of the Trust, no Person shall be required to inquire into the authority of the Trustees to bind the Trust. Persons dealing with the Trust are entitled to rely conclusively on the power and authority of the Trustees as set forth in this Declaration.

                  (a) Except as expressly set forth in this Declaration and except if a meeting of the Regular Trustees is called with respect to any matter over which the Regular Trustees have power to act, any power of the Regular Trustees may be exercised by, or with the consent of, any one such Regular Trustee.

                  (b) Unless otherwise determined by the Regular Trustees, and except as otherwise required by the Business Trust Act or applicable law, any Regular Trustee is authorized to execute on behalf of the Trust any documents which the Regular Trustees have the power and authority to cause the Trust to execute pursuant to Section 3.6(b), provided, that the registration statements referred to in Section 3.6(b)(i), including any amendments thereto, shall be signed by or on behalf of a majority of the Regular Trustees; and

                  (c) a Regular Trustee may, by power of attorney consistent with applicable law, delegate to any other natural person over the age of 21 his or her power for the purposes of signing any documents which the Regular Trustees have power and authority to cause the Trust to execute pursuant to
Section 3.6.

                  SECTION 3.5 Title to Property of the Trust.

                  Except as provided in Section 3.8 with respect to the Debentures and the Property Account or as otherwise provided in this Declaration, legal title to all assets of the Trust shall be vested in the Trust. The Holders shall not have legal title to any part of the assets of the Trust, but shall have an undivided beneficial ownership interest in the assets of the Trust.

                  SECTION 3.6 Powers and Duties of the Regular Trustees.

                  The Regular Trustees shall have the exclusive power, duty and authority to cause the Trust to engage in the following activities:

                  (a) to establish the terms and form of the Preferred Securities and the Common Securities in the manner specified in Section 7.1 and issue and sell the Preferred Securities and the Common Securities in accordance with this Declaration; provided, however, that the Trust may issue no more than one series of Preferred Securities and no more than one series of Common Securities, and, provided further, that there shall be no interests in the Trust other than the Securities, and the issuance of Securities shall be limited to a one-time, simultaneous issuance of both Preferred Securities and Common Securities on the Closing Date;

                  (b) in connection with the issue and sale of the Preferred Securities, at the direction of the Sponsor, to:

                           (i) execute and file an application, prepared by the Sponsor, to the New York Stock Exchange or any other national stock exchange or automated quotation system for listing of any Preferred Securities, the Guarantee and the Debentures;

                           (ii) execute and file with the Commission one or more registration statements on the applicable forms prepared by the Sponsor, including any amendments thereto, pertaining to the Preferred Securities, the Guarantee and the Debentures;

                           (iii) execute and file any documents prepared by the Sponsor, or take any acts as determined by the Sponsor to be necessary, in order to qualify or register all or part of the Preferred Securities in any State in which the Sponsor has determined to qualify or register such Preferred Securities for sale; and

                           (iv) negotiate the terms of and execute an underwriting agreement and other related agreements providing for the sale of the Preferred Securities;

                  (c) to acquire the Debentures with the proceeds of the sale of the Preferred Securities and the Common Securities; provided, however, that the Regular Trustees shall cause legal title to the Debentures to be held of record in the name of the Property Trustee for the benefit of the Holders of the Preferred Securities and the Holders of the Common Securities;

                  (d) to give the Sponsor and the Property Trustee prompt written notice of the occurrence of a Special Event; provided that the Regular Trustees shall consult with the Sponsor and the Property Trustee before taking or refraining from taking any action in relation to any such Special Event;

                  (e) to establish a record date with respect to all actions to be taken hereunder that require a record date be established, including and with respect to, for the purposes of Section 316(c) of the Trust Indenture Act, Distributions, voting rights, redemptions and exchanges, and to issue relevant notices to the Holders of Preferred Securities and Holders, of Common Securities as to such actions and applicable record dates;

                  (f) to take all actions and perform such duties as may be required of the Regular Trustees pursuant to the terms of this Declaration and the Securities;

                  (g) to bring or defend, pay, collect, compromise, arbitrate, resort to legal action or otherwise adjust claims or demands of or against the Trust ("Legal Action"), unless pursuant to Section 3.8(e), the Property Trustee has the exclusive power to bring such Legal Action;

                  (h) to employ or otherwise engage employees and agents (who may be designated as officers with titles) and managers, contractors, advisors and consultants to conduct only those services that the Regular Trustees have authority to conduct directly, and to pay reasonable compensation for such services;

                  (i) to cause the Trust to comply with the Trust's obligations under the Trust Indenture Act;

                  (j) to give the certificate required by Section 314(a)(4) of the Trust Indenture Act to the Property Trustee, which certificate may be executed by any Regular Trustee;

                  (k) to incur expenses that are necessary or incidental to carry out any of the purposes of the Trust;

                  (l) to act as, or appoint another Person to act as, registrar and transfer agent for the Securities;

                  (m) to give prompt written notice to the Holders of the Securities of any notice received from the Debenture Issuer of its election to defer payments of interest on the Debentures by extending the interest payment period under the Debentures as authorized by the Indenture;

                  (n) to take all action that may be necessary or appropriate for the preservation and the continuation of the Trust's valid existence, rights, franchises and privileges as a statutory business trust under the laws of the State of Delaware and of each other jurisdiction in which such existence is necessary to protect the limited liability of the Holders of the Preferred Securities and the Holders of the Common Securities or to enable the Trust to effect the purposes for which the Trust was created;

                  (o) to take any action, not inconsistent with applicable law, that the Regular Trustees determine in their discretion to be necessary or desirable in carrying out the purposes and functions of the Trust as set out in
Section 3.3 or the activities of the Trust as set out in this Section 3.6, including, but not limited to:

                           (i) causing the Trust not to be deemed to be an Investment Company required to be registered under the Investment Company Act;

                           (ii) causing the Trust to be classified as a grantor trust for United States federal income tax purposes; and

                           (iii) cooperating with the Debenture Issuer to ensure that the Debentures will be treated as indebtedness of the Debenture Issuer for United States federal income tax purposes.

                  (p) to take all action necessary to cause all applicable tax returns and tax information reports that are required to be filed with respect to the Trust to be duly prepared and filed by the Regular Trustees, on behalf of the Trust; and

                  (q) to execute and deliver all documents or instruments, perform all duties and powers, and do all things for and on behalf of the Trust in all matters necessary or incidental to the foregoing.

                  The Regular Trustees shall exercise the powers set forth in this Section 3.6 in a manner that is consistent with the purposes and functions of the Trust set out in Section 3.3, and the Regular Trustees shall have no power to, and shall not, take any action that is inconsistent with the purposes and functions of the Trust set forth in Section 3.3.

                  Subject to this Section 3.6, the Regular Trustees shall have none of the powers or the authority of the Property Trustee set forth in Section 3.8.

                  Any expenses incurred by the Regular Trustees pursuant to this
Section 3.6 shall be reimbursed by the Debenture Issuer.

                  SECTION 3.7 Prohibition of Actions by the Trust and the Trustees.

                  (a) The Trust shall not, and none of the Trustees (including the Property Trustee) shall cause the Trust to, engage in any activity other than as required or authorized by this Declaration. In particular, the Trust shall not and none of the Trustees (including the Property Trustee) shall cause the Trust to:

                           (i) invest any proceeds received by the Trust from holding the Debentures, but shall distribute all such proceeds to Holders of Securities pursuant to the terms of this Declaration and of the Securities;

                           (ii) acquire any assets other than as expressly provided herein;

                           (iii) possess Trust property for other than a Trust purpose;

                           (iv)     make any loans or incur any indebtedness;

                           (v) possess any power or otherwise act in such a way as to vary the Trust assets;

                           (vi) possess any power or otherwise act in such a way as to vary the terms of the Securities in any way whatsoever (except to the extent expressly authorized in this Declaration or by the terms of the Securities);

                           (vii) issue any securities or other evidences of beneficial ownership of, or beneficial interest in, the Trust other than the Securities;

                           (viii) other than as provided in this Declaration or by the terms of the Securities, (A) direct the time, method and place of exercising any trust or power conferred upon the Debenture Trustee with respect to the Debentures, (B) waive any past default that is waivable under the Indenture, (C) exercise any right to rescind or annul any declaration that the principal of all the Debentures shall be due and payable, or (D) consent to any amendment, modification or termination of the Indenture or the Debentures where such consent shall be required unless the Trust shall have received an opinion of counsel to the effect that such modification will not cause more than an insubstantial risk that the Trust will be deemed an Investment Company required to be registered under the Investment Company Act, or the Trust will not be classified as a grantor trust for United States federal income tax purposes;

                           (ix) take any action inconsistent with the status of the Trust as a grantor trust for United States federal income tax purposes; or

                           (x) revoke any action previously authorized or approved by vote of the Holders of the Preferred Securities.

                  SECTION 3.8 Powers and Duties of the Property Trustee.

                  (a) The legal title to the Debentures shall be owned by and held of record in the name of the Property Trustee for the benefit of the Trust and the Holders of the Securities. The right, title and interest of the Property Trustee to the Debentures shall vest automatically in each Person who may hereafter be appointed as Property Trustee in accordance with Section 6.6. Such vesting and cessation of title shall be effective whether or not conveyancing documents with regard to the Debentures have been executed and delivered.

                  (b) The Property Trustee shall not transfer its right, title and interest in the Debentures to the Regular Trustees or to the Delaware Trustee (if the Property Trustee does not also act as Delaware Trustee).

                  (c) The Property Trustee shall:

                           (i)      establish and maintain a segregated
                                    non-interest bearing trust account (the
                                    "Property Account") in the name of and under the exclusive control of the Property Trustee on behalf of the Holders of the Securities and, upon the receipt of payments of funds made in respect of the Debentures held by the Property Trustee, deposit such funds into the Property Account and make payments to the Holders of the Preferred Securities and Holders of the Common Securities from the Property Account in accordance with Section 7.2. Funds in the Property Account shall be held uninvested until disbursed in accordance with this Declaration. The Property Account shall be an account that is maintained with a banking institution the rating on whose long-term unsecured indebtedness is at least equal to the rating assigned to the Preferred Securities by a "nationally recognized statistical rating organization", within the meaning of Rule 436(g)(2) under the Securities Act;

                           (ii) engage in such ministerial activities as shall be necessary or appropriate to effect the redemption of the Preferred Securities and the Common Securities to the extent the Debentures are redeemed or mature; and

                           (iii) upon written notice of distribution issued by the Regular Trustees in accordance with the terms of the Securities, engage in such ministerial activities as so directed and as shall be necessary or appropriate to effect the distribution of the Debentures to Holders of Securities upon the occurrence of a Special Event.

                  (d) The Property Trustee shall take all actions and perform such duties as may be specifically required of the Property Trustee pursuant to the terms of this Declaration and the Securities.

                  (e) The Property Trustee shall take any Legal Action which arises out of or in connection with a Trust Enforcement Event of which a Responsible Officer of the Property Trustee has actual knowledge or the Property Trustee's duties and obligations under this Declaration or the Trust Indenture Act; PROVIDED, HOWEVER, that if a Trust Enforcement Event has occurred and is continuing and such event is attributable to the failure of the Debenture Issuer to pay interest, principal or other required payments on the Debentures on the date such interest, principal or other required payments are otherwise payable (or in the case of redemption, on the redemption date), then a Holder of Preferred Securities may directly institute a proceeding against the Debenture Issuer for enforcement of payment to such Holder of the principal of or interest on Debentures having a principal amount equal to the aggregate liquidation amount of the Preferred Securities of such Holder (a "Direct Action") on or after the respective due date specified in the Debentures. Notwithstanding anything to the contrary in this Declaration or the Indenture, the Debenture Issuer shall have the right to set-off any payment it is otherwise required to make under the Indenture in respect of any Preferred Security to the extent the Debenture Issuer has heretofore made, or is currently on the date of such payment making, a payment under the Guarantee relating to such Preferred Security or under Section 5.8 of the Indenture.

                  (f) The Property Trustee shall continue to serve as a Trustee until either:

                           (i) the Trust has been completely liquidated and the proceeds of the liquidation distributed to the Holders of Securities pursuant to the terms of the Securities; or

                           (ii) a Successor Property Trustee has been appointed and has accepted that appointment in accordance with Section 6.6.

                  (g) The Property Trustee shall have the legal power to exercise all of the rights, powers and privileges of a holder of Debentures under the Indenture and, if a Trust Enforcement Event actually known to a Responsible Officer of the Property Trustee occurs and is continuing, the Property Trustee shall, for the benefit of Holders of the Securities, enforce its rights as holder of the Debentures subject to the rights of the Holders pursuant to the terms of such Securities.

                  (h) The Property Trustee may authorize one or more Persons (each, a "Paying Agent") to pay Distributions, redemption payments or liquidation payments on behalf of the Trust with respect to all Securities and any such Paying Agent shall comply with Section 317(b) of the Trust Indenture Act. Any Paying Agent may be removed by the Property Trustee at any time and a successor Paying Agent or additional Paying Agents may be appointed at any time by the Property Trustee.

                  (i) Subject to this Section 3.8, the Property Trustee shall have none of the duties, liabilities, powers or the authority of the Regular Trustees set forth in Section 3.6.

                  The Property Trustee shall exercise the powers set forth in this Section 3.8 in a manner that is consistent with the purposes and functions of the Trust set out in Section 3.3, and the Property Trustee shall have no power to, and shall not, take any action that is inconsistent with the purposes and functions of the Trust set out in Section 3.3.

                  SECTION 3.9 Certain Duties and Responsibilities of the Property Trustee.

                  (a) The Property Trustee, before the occurrence of any Trust Enforcement Event and after the curing of all Trust Enforcement Events that may have occurred, shall undertake to perform only such duties as are specifically set forth in this Declaration and no implied covenants shall be read into this Declaration against the Property Trustee. In case a Trust Enforcement Event has occurred (that has not been cured or waived pursuant to Section 2.6) of which a Responsible Officer of the Property Trustee has actual knowledge, the Property Trustee shall exercise such of the rights and powers vested in it by this Declaration, and use the same degree of care and skill in their exercise, as a prudent person would exercise or use under the circumstances in the conduct of his or her own affairs.

                  (b) No provision of this Declaration shall be construed to relieve the Property Trustee from liability for its own negligent action, its own negligent failure to act or its own willful misconduct, except that:

                           (i)      prior to the occurrence of a Trust
                                    Enforcement Event and after the curing or waiving of all such Trust Enforcement Events that may have occurred:

                                    a.      the duties and obligations of the
                                            Property Trustee shall be determined
                                            solely by the express provisions of
                                            this Declaration and the Property
                                            Trustee shall not be liable except
                                            for the performance of such duties
                                            and obligations as are specifically
                                            set forth in this Declaration, and
                                            no implied covenants or obligations
                                            shall be read into this Declaration
                                            against the Property Trustee; and

                                    b.      in the absence of bad faith on the
                                            part of the Property Trustee, the
                                            Property Trustee may conclusively
                                            rely, as to the truth of the
                                            statements and the correctness of
                                            the opinions expressed therein, upon
                                            any certificates or opinions
                                            furnished to the Property Trustee
                                            and conforming to the requirements
                                            of this Declaration; but in the case
                                            of any such certificates or opinions
                                            that by any provision hereof are
                                            specifically required to be
                                            furnished to the Property Trustee,
                                            the Property Trustee
                                            shall be under a duty to examine the
                                            same to determine whether or not
                                            they conform to the requirements of
                                            this Declaration;

                           (ii) the Property Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer of the Property Trustee, unless it shall be proved that the Property Trustee was negligent in ascertaining the pertinent facts;

                           (iii) the Property Trustee shall not be liable with respect to any action taken or omitted to be taken by it without negligence, in good faith in accordance with the direction of the Holders of not less than a Majority in Liquidation Amount of the Securities relating to the time, method and place of conducting any proceeding for any remedy available to the Property Trustee, or exercising any trust or power conferred upon the Property Trustee under this Declaration;

                           (iv) no provision of this Declaration shall require the Property Trustee to expend or risk its own funds or otherwise incur personal financial liability in the performance of any of its duties or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that the repayment of such funds or liability is not reasonably assured to it under the terms of this Declaration or indemnity reasonably satisfactory to the Property Trustee against such risk or liability is not reasonably assured to it;

                           (v) the Property Trustee's sole duty with respect to the custody, safe- keeping and physical preservation of the Debentures and the Property Account shall be to deal with such property in a similar manner as the Property Trustee deals with similar property for its own account, subject to the protections and limitations on liability afforded to the Property Trustee under this Declaration and the Trust Indenture Act;

                           (vi) the Property Trustee shall have no duty or liability for or with respect to the value, genuineness, existence or sufficiency of the Debentures or the payment of any taxes or assessments levied thereon or in connection therewith;

                           (vii) the Property Trustee shall not be liable for any interest on any money received by it except as it may otherwise agree with the Sponsor. Money held by the Property Trustee need not be segregated from other funds held by it except in relation to the Property Account maintained by the Property Trustee pursuant to Section 3.8(c)(i) and except to the extent otherwise required by law; and

                           (viii)   the Property Trustee shall not be
                                    responsible for monitoring the compliance by the Regular Trustees or the Sponsor with their respective duties under this Declaration, nor shall the Property Trustee be liable for any default or misconduct of the Regular Trustees or the Sponsor.

                  SECTION 3.10  Certain Rights of Property Trustee.

                  (a)      Subject to the provisions of Section 3.9:

                           (i) the Property Trustee may conclusively rely and shall be fully protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed, sent or presented by the proper party or parties;

                           (ii) any direction or act of the Sponsor or the Regular Trustees contemplated by this Declaration shall be sufficiently evidenced by an Officers' Certificate;

                           (iii) whenever in the administration of this Declaration, the Property Trustee shall deem it desirable that a matter be proved or established before taking, suffering or omitting any action hereunder, the Property Trustee (unless other evidence is herein specifically prescribed) may, in the absence of bad faith on its part, request and conclusively rely upon an Officers' Certificate which, upon receipt of such request, shall be promptly delivered by the Sponsor or the Regular Trustees;

                           (iv) the Property Trustee shall have no duty to see to any recording, filing or registration of any instrument (including any financing or continuation statement or any filing under tax or securities laws) or any rerecording, refiling or registration thereof;

                           (v) the Property Trustee may consult with counsel of its choice or other experts and the advice or opinion of such counsel and experts with respect to legal matters or advice within the scope of such experts' area of expertise shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in accordance with such advice or opinion, such counsel may be counsel to the Sponsor or any of its Affiliates, and may include any of its employees. The Property Trustee shall have the right at any time to seek instructions concerning the administration of this Declaration from any court of competent jurisdiction;

                           (vi) the Property Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Declaration at the request or direction of any Holder, unless such Holder shall have provided to the Property Trustee security and indemnity, reasonably satisfactory to the Property Trustee, against the costs, expenses (including attorneys' fees and expenses and the expenses of the Property Trustee's agents, nominees or custodians) and liabilities that might be incurred by it in complying with such request or direction, including such reasonable advances as may be requested by the Property Trustee; provided that, nothing contained in this Section 3.10(a) shall be taken to relieve the Property Trustee, upon the occurrence of a Trust Enforcement Event, of its obligation to exercise the rights and powers vested in it by this Declaration;

                           (vii) the Property Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document, but the Property Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit;

                           (viii) the Property Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents, custodians, nominees or attorneys and the Property Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder;

                           (ix) any action taken by the Property Trustee or its agents hereunder shall bind the Trust and the Holders of the Securities, and the signature of the Property Trustee or its agents alone shall be sufficient and effective to perform any such action and no third party shall be required to inquire as to the authority of the Property Trustee to so act or as to its compliance with any of the terms and provisions of this Declaration, both of which shall be conclusively evidenced by the Property Trustee's or its agent's taking such action;

                           (x) whenever in the administration of this Declaration the Property Trustee shall deem it desirable to receive instructions with respect to enforcing any remedy or right or taking any other action hereunder, the Property Trustee (i) may request instructions from the Holders of the Securities which instructions may only be given by the Holders of the same proportion in liquidation amount of the Securities as would be entitled to direct the Property Trustee under the terms of the Securities in respect of such remedy, right or action,
                                    (ii) may refrain from enforcing such remedy or right or taking such other action until such instructions are received, and (iii) shall be protected in conclusively relying on or acting in or accordance with such instructions;

                           (xi) except as otherwise expressly provided by this Declaration, the Property Trustee shall not be under any obligation to take any action that is discretionary under the provisions of this Declaration;

                           (xii) the Property Trustee shall not be liable for any action taken, suffered or omitted to be taken by it without negligence, in good faith and reasonably believed by it to be authorized or within the discretion, rights or powers conferred upon it by this Declaration;

                           (xiii) without prejudice to any other rights available to the Property Trustee under applicable law, when the Property Trustee incurs expenses or renders services in connection with a bankruptcy, such expenses (including the fees and expenses of its counsel) and the compensation for such services are intended to constitute expenses of administration under any bankruptcy law or law relating to creditors rights generally;

                           (xiv) the Property Trustee shall not be charged with knowledge of a Trust Enforcement Event unless a Responsible Officer of the Property Trustee obtains actual knowledge of such event or the Property

                                    Trustee receives written notice of such
                                    event from Holders holding more than a
                                    Majority in Liquidation Amount of the
                                    Preferred Securities; and

                           (xv) any action taken by the Property Trustee or its agents hereunder shall bind the Trust and the Holders of such Securities, and the signature of the Property Trustee or one of its agents shall by itself be sufficient and effective to perform any such action and no third party shall be required to inquire as to the authority of the Property Trustee to so act or as to its compliance with any of the terms and provisions of this Declaration, both of which shall be conclusively evidenced by the Property Trustee's or its agent's taking such action.

                  (b) No provision of this Declaration shall be deemed to impose any duty or obligation on the Property Trustee to perform any act or acts or exercise any right, power, duty or obligation conferred or imposed on it, in any jurisdiction in which it shall be illegal, or in which the Property Trustee shall be unqualified or incompetent in accordance with applicable law, to perform any such act or acts, or to exercise any such right, power, duty or obligation. No permissive power or authority available to the Property Trustee shall be construed to be a duty.

                  SECTION 3.11 Delaware Trustee.

                  Notwithstanding any other provision of this Declaration other than Section 6.2, the Delaware Trustee shall not be entitled to exercise any powers, nor shall the Delaware Trustee have any of the duties and responsibilities of the Regular Trustees or the Property Trustee described in this Declaration. Except as set forth in Section 6.2, the Delaware Trustee shall be a Trustee for the sole and limited purpose of fulfilling the requirements of
Section 3807(a) of the Business Trust Act. In the event the Delaware Trustee shall at any time be required to take any action or perform any duty hereunder with respect to the Trust, the Delaware Trustee shall be entitled to all of the same rights as the Property Trustee listed in Section 3.9(b) and Section 3.10.

                  SECTION 3.12 Execution of Documents.

                  Unless otherwise determined by the Regular Trustees, and except as otherwise required by the Business Trust Act or applicable law, any Regular Trustee is authorized to execute on behalf of the Trust any documents that the Regular Trustees have the power and authority to execute pursuant to
Section 3.6; provided that, the registration statements referred to in Section 3.6(b)(ii), including any amendments thereto, shall be signed by or on behalf of a majority of the Regular Trustees.

                  SECTION 3.13 Not Responsible for Recitals or Issuance of Securities.

                  The recitals contained in this Declaration and the Securities shall be taken as the statements of the Sponsor, and the Trustees do not assume any responsibility for their correctness. The Trustees make no representations as to the value or condition of the property of the Trust or any part thereof. The Trustees make no representations as to the validity or sufficiency of this Declaration, the Securities, the Debentures or the Indenture.

                  SECTION 3.14 Duration of Trust.

                  The Trust shall exist until dissolved pursuant to the provisions of Article 8 hereof.

                  SECTION 3.15  Mergers.

                  (a) The Trust may not consolidate, amalgamate, merge with or into, or be replaced by, or convey, transfer or lease its properties and assets substantially as an entirety to any Person, except as described in Section 3.15(b) and (c) or Section 8.2.

                  (b) The Trust may, at the request of the Sponsor and with the consent of the Regular Trustees or, if there are more than two, a majority of the Regular Trustees and without the consent of the Holders of the Securities, the Delaware Trustee or the Property Trustee, consolidate, amalgamate, merge with or into, or be replaced by or convey, transfer or lease its properties substantially as an entirety to a trust organized as such under the laws of any State; provided, that:

                           (i) if the Trust is not the successor, such successor entity (the "Successor Entity") either:

                                    a.      expressly assumes all of the
                                            obligations of the Trust with
                                            respect to the Securities; or

                                    b.      substitutes for the Preferred
                                            Securities other securities having
                                            substantially the same terms as the
                                            Preferred Securities (the "Successor
                                            Securities") so long as the
                                            Successor Securities rank the same
                                            as the Preferred Securities rank in
                                            priority with respect to
                                            Distributions and payments upon
                                            liquidation, redemption and
                                            otherwise;

                           (ii) the Debenture Issuer expressly appoints a trustee of such Successor Entity that possesses the same powers and duties as the Property Trustee as the holder of the Debentures;

                           (iii) the Preferred Securities or any Successor Securities are listed, or any Successor Securities will be listed upon notification of issuance, on any national securities exchange or with any other or organization on which the Preferred Securities are then listed or quoted;

                           (iv) such merger, consolidation, amalgamation, replacement, conveyance, transfer or lease does not cause the Preferred Securities (including any Successor Securities) to be downgraded by any nationally recognized statistical rating organization;

                           (v) such merger, consolidation, amalgamation, replacement, conveyance, transfer or lease does not adversely affect the rights, preferences and privileges of the Holders of the Preferred Securities (including any Successor Securities) in any material respect;

                           (vi)     such Successor Entity has a purpose
                                    substantially identical to that of the
                                    Trust;

                           (vii) prior to such merger, consolidation, amalgamation, replacement, conveyance, transfer or lease the Sponsor has received an opinion of independent counsel to the Trust experienced in such matters to the effect that:

                                    a.      such merger, consolidation,
                                            amalgamation, replacement,
                                            conveyance, transfer or lease does
                                            not adversely affect the rights,
                                            preferences and privileges of the
                                            Holders of the Preferred Securities
                                            (including any Successor Securities)
                                            in any material respect;

                                    b.      following such merger,
                                            consolidation, amalgamation,
                                            replacement, conveyance, transfer or
                                            lease neither the Trust nor the
                                            Successor Entity will be required to
                                            register as an Investment Company;
                                            and

                                    c.      following such merger,
                                            consolidation, amalgamation or
                                            replacement, the Trust (or the
                                            Successor Entity) will continue to
                                            be classified as a grantor trust for
                                            United States federal income tax
                                            purposes;

                           (viii) the Sponsor or any permitted successor or assignee owns all of the common securities and guarantees the obligations of such Successor

                                    Entity under the Successor Securities at least to the extent provided by the Securities Guarantee; and

                           (ix) such Successor Entity expressly assumes all of the obligations of the Trust with respect to the Trustees.

                  (c) Notwithstanding Section 3.15(b), the Trust shall not, except with the consent of Holders of 100% in aggregate liquidation amount of the Securities, consolidate, amalgamate, merge with or into, or be replaced by or convey, transfer or lease its properties and assets substantially as an entirety to, any other entity or permit any other entity to consolidate, amalgamate, merge with or into, or replace it, if such consolidation, amalgamation, merger, replacement, conveyance, transfer or lease would cause the Trust or Successor Entity to be classified as other than a grantor trust for United States federal income tax purposes and each Holder of the Securities not to be treated as owning an undivided interest in the Debentures.

                  SECTION 3.16  Property Trustee May File Proofs of Claim.

                  In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other similar judicial proceeding relative to the Trust or any other obligor upon the Securities or the property of the Trust or of such other obligor or their creditors, the Property Trustee (irrespective of whether any Distributions on the Securities shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Property Trustee shall have made any demand on the Trust for the payment of any past due Distributions) shall be entitled and empowered, to the fullest extent permitted by law, by intervention in such proceeding or otherwise:

                  (a) to file and prove a claim for the whole amount of any Distributions owing and unpaid in respect of the Securities (or, if the Securities are original issue discount Securities, such portion of the liquidation amount as may be specified in the terms of such Securities) and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Property Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Property Trustee, its and counsel) and of the Holders allowed in such judicial proceeding, and

                  (b) to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same;

and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Property Trustee and, in the event the Property Trustee shall consent to the making of such payments directly to the Holders, to pay to the Property Trustee any amount due it for the reasonable compensation, expenses, disbursements and advances of the Property Trustee, its agents and counsel, and any other amounts due the Property Trustee.

                  Nothing herein contained shall be deemed to authorize the Property Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement adjustment or compensation affecting the Securities or the rights of any Holder thereof or to authorize the Property Trustee to vote in respect of the claim of any Holder in any such proceeding.


                                   ARTICLE 4

                                    SPONSOR

                  SECTION 4.1 Responsibilities of the Sponsor.

                  In connection with the issue and sale of the Preferred Securities, the Sponsor shall have the exclusive right and responsibility to engage in the following activities:

                  (a) to prepare for filing by the Trust with the Commission under the Securities Act or the Exchange Act one or more registration statements on the applicable forms, including any amendments thereto, pertaining to the Preferred Securities, the Guarantee and the Debentures;

                  (b) to determine the States in which to take appropriate action to qualify or register for sale all or part of the Preferred Securities and to do any and all such acts, other than actions which must be taken by the Trust, and advise the Trust of actions it must take, and prepare for execution and filing any documents to be executed and filed by the Trust, as the Sponsor deems necessary or advisable in order to comply with the applicable laws of any such States;

                  (c) to prepare for filing by the Trust an application to the New York Stock Exchange or any other national stock exchange or the NASDAQ Stock Market for listing upon notice of issuance of any Preferred Securities, the Guarantee and the Debentures; and

                  (d) to negotiate the terms of and to execute on behalf of the Trust an underwriting agreement and other related agreements providing for the sale of the Preferred Securities.

                  SECTION 4.2 Indemnification and Fees and Expenses of the Trustees.

                  The Sponsor, in its capacity as Debenture Issuer, agrees to indemnify the Property Trustee and the Delaware Trustee for, and to hold each of them harmless against, any loss, liability or expense incurred without negligence or bad faith on the part of the Property Trustee or the

Delaware Trustee, as the case may be, arising out of or in connection with the acceptance or administration of the trust or trusts hereunder, including the costs and expenses of defending either of them against any claim or liability in connection with the exercise or performance of any of their respective powers or duties hereunder; the provisions of this Section 4.2 shall survive the resignation or removal of the Delaware Trustee or the Property Trustee or the termination of this Declaration.

                  SECTION 4.3 Compensation of the Trustees.

                  The Sponsor agrees to pay the Property Trustee and the Delaware Trustee from time to time such compensation for all services rendered by the Property Trustee and the Delaware Trustee hereunder as may be mutually agreed upon in writing by the Sponsor and the Property Trustee or the Delaware Trustee, as the case may be, and, except as otherwise expressly provided herein, to reimburse the Property Trustee and the Delaware Trustee upon its or their request for all reasonable expenses, disbursements and advances incurred or made by the Property Trustee or the Delaware Trustee, as the case may be, in accordance with the provisions of this Declaration, except any such expense, disbursement or advance as may be attributable to its or their negligence or bad faith.


                                   ARTICLE 5

                         TRUST COMMON SECURITIES HOLDER

                  SECTION 5.1  Debenture Issuer's Purchase of Common Securities.

                  On the Closing Date, the Debenture Issuer will purchase all of the Common Securities issued by the Trust on the Closing Date, for an amount at least equal to 3% of the capital of the Trust at such time, at the same time as Preferred Securities are sold.

                  The aggregate stated liquidation amount of Common Securities outstanding at any time shall not be less than 3% of the capital of the Trust.

                  SECTION 5.2 Covenants of the Common Securities Holder.

                  For so long as the Preferred Securities remain outstanding, the Common Securities Holder will covenant (i) (subject to Section 7.9(b))to maintain directly 100% ownership of the Common Securities, (ii) to cause the Trust to remain a statutory business trust and not to voluntarily dissolve, wind up, liquidate or be terminated, except as permitted by this Declaration, (iii) to use its commercially reasonable efforts to ensure that the Trust will not be an investment company for purposes of the Investment Company Act, and (iv) to take no action which would be reasonably likely to cause the Trust to be classified as an association or a publicly traded partnership taxable as a corporation for United States federal income tax purposes.


                                   ARTICLE 6

                                    TRUSTEES

                  SECTION 6.1 Number of Trustees.

                  The number of Trustees initially shall be five, and:

                  (a) at any time before the issuance of any Securities, the Sponsor may, by written instrument, increase or decrease the number of Trustees; and

                  (b) after the issuance of any Securities, the number of Trustees may be increased or decreased by vote of the Holders of a Majority in Liquidation Amount of the Common Securities voting as a class at a meeting of the Holders of the Common Securities or by written consent in lieu of such meeting; provided that the number of Trustees shall be at least three; and provided further that (1) the Delaware Trustee, in the case of a natural person, shall be a person who is a resident of the State of Delaware or that, if not a natural person, is an entity which has its principal place of business in the State of Delaware and otherwise meets the requirements of applicable law; (2) at least one Regular Trustee is an employee or officer of, or is affiliated with, the Sponsor; and (3) one Trustee shall be the Property Trustee for so long as this Declaration is required to qualify as an indenture under the Trust Indenture Act, and such Trustee may also serve as Delaware Trustee if it meets the applicable requirements.

                  SECTION 6.2  Delaware Trustee; Eligibility.

                  If required by the Business Trust Act, one Trustee (which may be the Property Trustee) (the "Delaware Trustee") shall be:

                  (a) a natural person who is a resident of the State of Delaware; or

                  (b) if not a natural person, an entity which has its principal place of business in the State of Delaware, and otherwise meets the requirements of applicable law,

provided that, if the Property Trustee has its principal place of business in the State of Delaware and otherwise meets the requirements of applicable law, then the Property Trustee shall also be the Delaware Trustee and Section 3.11 shall have no application.

                  SECTION 6.3  Property Trustee; Eligibility.

                  (a) There shall at all times be one Trustee (which may be the Delaware Trustee) which shall act as Property Trustee which shall:

                           (i)      not be an Affiliate of the Sponsor; and

                           (ii) be a corporation organized and doing business under the laws of the United States of America or any State or Territory thereof or of the District of Columbia, or a corporation or other Person permitted by the Commission to act as an institutional trustee under the Trust Indenture Act, authorized under such laws to exercise corporate trust owners, having a combined capital and surplus of at least 50 million U.S. dollars ($50,000,000), and subject to supervision or examination by federal, State, Territorial or District of Columbia authority. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of the supervising or examining authority referred to above, then for the purposes of this Section 6.3(a)(ii), the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published.

                  (b) If at any time the Property Trustee shall cease to be eligible to so act under Section 6.3(a), the Property Trustee shall immediately resign in the manner and with the effect set forth in Section 6.6(c).

                  (c) If the Property Trustee has or shall acquire any "conflicting interest" within the meaning of Section 310(b) of the Trust Indenture Act, the Property Trustee and the Holder of the Common Securities (as if it were the obligor referred to in Section 310(b) of the Trust Indenture Act) shall in all respects comply with the provisions of Section 310(b) of the Trust Indenture Act.

                  (d) The Guarantee shall be deemed to be specifically described in this Declaration for purposes of clause (i) of the first proviso contained in
Section 310(b) of the Trust Indenture Act.

                  SECTION 6.4 Qualifications of Regular Trustees and Delaware Trustee Generally.

                  Each Regular Trustee and the Delaware Trustee (unless the Property Trustee also acts as Delaware Trustee) shall be either a natural person who is at least 21 years of age or a legal entity that shall act through one or more Authorized Officers.

                  SECTION 6.5  Initial Regular Trustees.

                  The initial Regular Trustees shall be:

                  Christopher J. Carey, Mark E. Magee, Esq. and Tayfun Tuzun, the business address of all of whom is c/o Provident Financial Group, Inc., One East Fourth Street, Cincinnati, Ohio 45202.

                  SECTION 6.6 Appointment, Removal and Resignation of Trustees.

                  (a) Subject to Section 6.6(b), Trustees may be appointed or removed without cause at any time:

                           (i) until the issuance of any Securities, by written instrument executed by the Sponsor;

                           (ii) after the issuance of any Securities (but prior to the occurrence of an Indenture Event of Default), by vote of the Holders of a Majority in Liquidation Amount of the Common Securities voting as a class at a meeting of the Holders of the Common Securities; and

                           (iii)    after the issuance of the Preferred
                                    Securities and the occurrence of an
                                    Indenture Event of Default, by vote of the Holders of a majority in Liquidation Amount of the Preferred Securities.

                  (b) The Trustee that acts as Property Trustee shall not be removed in accordance with Section 6.6(a) until a successor Trustee possessing the qualifications to act as Property Trustee under Section 6.3(a) (a "Successor Property Trustee") has been appointed and has accepted such appointment by written instrument executed by such Successor Property Trustee and delivered to the Regular Trustees and the Sponsor. The Trustee that acts as Delaware Trustee shall not be removed in accordance with Section 6.6(a) until a successor Trustee possessing the qualifications to act as Delaware Trustee under Sections 6.2 and
6.4 (a "Successor Delaware Trustee") has been appointed and has accepted such appointment by written instrument executed by such Successor Delaware Trustee and delivered to the Regular Trustees and the Sponsor.

                  (c) A Trustee appointed to office shall hold office until his or its successor shall have been appointed, until his death or its dissolution or until his or its removal or resignation. Any Trustee may resign from office (without need for prior or subsequent accounting) by an instrument in writing signed by the Trustee and delivered to the Sponsor and the Trust, which resignation shall take effect upon such delivery or upon such later date as is specified therein; provided, however, that:

                           (i) No such resignation of the Trustee that acts as the Property Trustee shall be effective:

                                    a.      until a Successor Property Trustee
                                            has been appointed and has accepted
                                            such appointment by instrument
                                            executed by such Successor Property
                                            Trustee and delivered to the Trust,
                                            the Sponsor and the resigning
                                            Property Trustee; or

                                    b.      until the assets of the Trust have
                                            been completely liquidated and the
                                            proceeds thereof distributed to the
                                            Holders of the Securities; and

                           (ii) no such resignation of the Trustee that acts as the Delaware Trustee shall be effective until a Successor Delaware Trustee has been appointed and has accepted such appointment by instrument executed by such Successor Delaware Trustee and delivered to the Trust, the Sponsor and the resigning Delaware Trustee.

                  (d) The Holders of the Common Securities shall use their best efforts to promptly appoint a Successor Delaware Trustee or Successor Property Trustee, as the case may be, if the Property Trustee or the Delaware Trustee delivers an instrument of resignation in accordance with this Section 6.6.

                  (e) If no Successor Property Trustee or Successor Delaware Trustee, as the case may be, shall have been appointed and accepted appointment as provided in this Section 6.6 within 60 days after delivery to the Sponsor and the Trust of an instrument of resignation or removal, the resigning or removed Property Trustee or Delaware Trustee, as applicable, may petition any court of competent jurisdiction for appointment of a Successor Property Trustee or Successor Delaware Trustee, as applicable. Such court may thereupon, after prescribing such notice, if any, as it may deem proper, appoint a Successor Property Trustee or Successor Delaware Trustee, as the case may be.

                  (f) No Property Trustee or Delaware Trustee shall be liable for the acts or omissions to act of any Successor Property Trustee or Successor Delaware Trustee, as the case may be.

                  SECTION 6.7 Vacancies among Trustees.

                  If a Trustee ceases to hold office for any reason and the number of Trustees is not reduced pursuant to Section 6.1, or if the number of Trustees is increased pursuant to Section 6.1, a vacancy shall occur. A resolution certifying the existence of such vacancy by the Regular Trustees or, if there are more than two, a majority of the Regular Trustees shall be conclusive evidence of the existence of such vacancy. The vacancy shall be filled with a Trustee appointed in accordance with Section 6.6.

                  SECTION 6.8 Effect of Vacancies.

                  The death, resignation, retirement, removal, bankruptcy, dissolution, liquidation, incompetence or incapacity to perform the duties of a Trustee shall not operate to annul, dissolve or terminate the Trust. Whenever a vacancy in the number of Regular Trustees shall occur, until such vacancy is filled by the appointment of a Regular Trustee in accordance with Section 6.6, the Regular Trustees in office, regardless of their number, shall have all the powers granted to the Regular Trustees and shall discharge all the duties imposed upon the Regular Trustees by this Declaration.

                  SECTION 6.9  Meetings.

                  If there is more than one Regular Trustee, meetings of the Regular Trustees shall be held from time to time upon the call of any Regular Trustee. Regular meetings of the Regular Trustees may be held at a time and place fixed by resolution of the Regular Trustees. Notice of any in-person meetings of the Regular Trustees shall be hand delivered or otherwise delivered in writing (including by facsimile, with a hard copy by overnight courier) not less than 48 hours before such meeting. Notice of any telephonic meetings of the Regular Trustees shall be hand delivered or otherwise delivered in writing (including by facsimile, with a hard copy by overnight courier) not less than 24 hours before a meeting. Notices shall contain a brief statement of the time, place and anticipated purposes of the meeting. The presence (whether in person or by telephone) of a Regular Trustee at a meeting shall constitute a waiver of notice of such meeting except where a Regular Trustee attends a meeting for the express purpose of objecting to the transaction of any activity on the ground that the meeting has not been lawfully called or convened. Unless provided otherwise in this Declaration, any action of the Regular Trustees may be taken at a meeting by vote of a majority of the Regular Trustees present (whether in person or by telephone) and eligible to vote with respect to such matter, provided that a Quorum is present, or without a meeting by the unanimous written consent of the Regular Trustees. In the event there is only one Regular Trustee, any and all action of such Regular Trustee shall be evidenced by a written consent of such Regular Trustee.

                  SECTION 6.10 Delegation of Power.

                  (a) Any Regular Trustee may, by power of attorney consistent with applicable law, delegate to any natural person over the age of 21 his, her or its power for the purpose of executing any documents contemplated in Section 3.6, including any registration statement or amendment thereto filed with the Commission, or making any other governmental filing.

                  (b) The Regular Trustees shall have power to delegate from time to time to such of their number or to officers of the Trust the doing of such things and the execution of such instruments either in the name of the Trust or the names of the Regular Trustees or otherwise as the Regular Trustees may deem expedient, to the extent such delegation is not prohibited by applicable law or contrary to the provisions of the Trust, as set forth herein.

                  SECTION 6.11 Merger, Conversion, Consolidation or Succession to Business.

                  Any corporation into which the Property Trustee, the Delaware Trustee or any Regular Trustee that is not a natural person may be merged or converted or with such Trustee may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which such Trustee shall be a party, or any corporation succeeding to all or substantially all the corporate trust business of such Trustee shall be the successor of such Trustee hereunder, provided such corporation shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto.


                                   ARTICLE 7

                              TERMS OF SECURITIES

                  SECTION 7.1  General Provisions Regarding Securities.

                  (a) The Regular Trustees shall on behalf of the Trust issue one class of preferred securities representing undivided beneficial ownership interests in the assets of the Trust and one class of common securities representing undivided beneficial ownership interests in the assets of the Trust.

                           (i)      Preferred Securities. The Preferred
                                    Securities of the Trust have an aggregate liquidation amount with respect to the assets of the Trust of ____________________
                                    ($___________) with respect to the closing of the sale of Preferred Securities. The Preferred Securities are hereby designated for identification purposes only as "__% Preferred Securities" (the "Preferred Securities"). The Preferred Security Certificates evidencing the Preferred Securities shall be substantially in the form of Exhibit A to this Declaration, with such changes and additions thereto or deletions therefrom as may be required by ordinary usage, custom or practice or to conform to the rules of any stock exchange on which the Preferred Securities are listed or quoted.

                           (ii) Common Securities. The Common Securities of the Trust have an aggregate liquidation amount with respect to the assets of the Trust of _______________________________
                                    ($_________) with respect to the closing of the sale of Common Securities. The Common Securities are hereby designated for identification purposes only as "__% Common Securities" (the "Common Securities" and, together with the Preferred Securities, the "Securities"). The Common Security Certificates evidencing the Common Securities shall be substantially in the form of Exhibit B to this Declaration, with such changes and additions thereto or deletions therefrom as may be required by ordinary usage, custom or practice.

                  (b) Payment of Distributions on, and payment of the Redemption Price upon a redemption of, the Preferred Securities and the Common Securities, as applicable, shall be made Pro Rata based on the liquidation amount of such Preferred Securities and Common Securities; provided, however, that if on any date on which amounts payable on distribution or redemption, an Indenture Event of Default shall have occurred and be continuing, no payment of any Distribution on, or Redemption Price of, any of the Common Securities, and no other payment on account of the redemption, liquidation or other acquisition of such Common Securities, shall be made unless payment in full in cash of all accumulated and unpaid Distributions on all of the outstanding Preferred Securities for all Distribution periods terminating on or prior thereto, or, in the case of amounts payable on redemption, the full amount of the Redemption Price for all of the outstanding Preferred Securities then called for redemption, shall have been made or provided for, and all funds available to the Property Trustee shall first be applied to the payment in full in cash of all Distributions on, or the Redemption Price of, the Preferred Securities then due and payable. The Trust shall issue no securities or other interests in the assets of the Trust other than the Preferred Securities and the Common Securities.

                  (c) The Certificates shall be signed on behalf of the Trust by a Regular Trustee. Such signature shall be the manual or facsimile signature of any present or any future Regular Trustee. In case a Regular Trustee of the Trust who shall have signed any of the Certificates shall cease to be such Regular Trustee before the Certificates so signed shall be delivered by the Trust, such Certificates nevertheless may be delivered as though the person who signed such Certificates had not ceased to be such Regular Trustee; and any Certificate may be signed on behalf of the Trust by such persons who, at the actual date of execution of such Certificate, shall be the Regular Trustees of the Trust, although at the date of the execution and delivery of the Declaration any such person was not such a Regular Trustee. Certificates shall be printed, lithographed or engraved or may be produced in any other manner as is reasonably acceptable to the Regular Trustees, as evidenced by their execution thereof, and may have such letters, numbers or other marks of identification or designation and such legends or endorsements as the Regular Trustees may deem appropriate, or as may be required to comply with any law or with any rule or regulation of any stock exchange on which Securities may be listed, or to conform to usage.

                  A Certificate representing Preferred Securities shall not be valid until authenticated by the manual signature of an authorized officer of the Property Trustee. Such signature shall be conclusive evidence that such Certificate has been authenticated under this Declaration.

                  Upon a written order of the Trust signed by one Regular Trustee, the Property Trustee shall authenticate the Certificates representing Preferred Securities for original issue. The aggregate number of Preferred Securities outstanding at any time shall not exceed the liquidation amount set forth in Section 7.1(a)(i).

                  The Property Trustee may appoint an authenticating agent acceptable to the Trust to authenticate Certificates. An authenticating agent may authenticate Certificates whenever the Property Trustee may do so. Each reference in this Declaration to authentication by the Property Trustee includes authentication by such agent. An authenticating agent has the same rights as the Property Trustee to deal with the Sponsor or an Affiliate of the Sponsor.

                  (d) The consideration received by the Trust for the issuance of the Securities shall constitute a contribution to the capital of the Trust and shall not constitute a loan to the Trust.

                  (e) Upon issuance of the Securities as provided in this Declaration, subject to Section 9.1(b), the Securities so issued shall be deemed to be validly issued, fully paid and non-assessable undivided beneficial ownership interests in the assets of the Trust.

                  (f) Every Person, by virtue of having become a Holder or a Preferred Security Beneficial Owner in accordance with the terms of this Declaration, shall be deemed to have expressly assented and agreed to the terms of, and shall be bound by, this Declaration and the terms of the Securities, the Guarantee, the Indenture and the Debentures.

                  (g) The holders of the Securities shall have no preemptive or similar rights.

                  SECTION 7.2  Distributions.

                  (a) Holders of Securities shall be entitled to receive cumulative cash Distributions at the rate per annum of __% of the stated liquidation amount of $25 per Security. The amount of Distributions payable for any period shall be computed on the basis of a 360-day year of twelve 30- day months. The amount of distributions payable for any period shorter than a full quarterly distribution period shall be computed on the basis of a 30-day month and for periods of less than a month, the actual number of days elapsed per 30-day month. Subject to Section 7.1(b), Distributions shall be made on the Preferred Securities and the Common Securities on a Pro Rata basis. Distributions on the Securities shall, from the date of original issue, accumulate and be cumulative and shall be payable quarterly, in arrears, on each March 31, June 30, September 30 and December 31, commencing __________________, when, as and if available for payment, by the Property Trustee, except as otherwise described below. Distributions are payable only to the extent that payments are made in respect of the Debentures held by the Property Trustee and to the extent that the Trust has funds available for the payment of such Distributions in the Property Account.

                  (b) Distributions not paid on the scheduled payment date will accumulate and compound quarterly at the rate of ____% per annum ("Compounded Distributions"). "Distributions" shall mean ordinary cumulative distributions together with any Compounded Distributions.

                  (c) If and to the extent that the Debenture Issuer makes a payment of interest, premium and/or principal on the Debentures held by the Property Trustee (the amount of any such payment being a "Payment Amount"), the Property Trustee shall and is directed, to the extent funds are available for that purpose, make a Pro Rata distribution of the Payment Amount to Holders, subject to Section 7.1(b).

                  (d) Distributions on the Securities shall be payable to the Holders thereof as they appear on the register of the Trust as of the close of business on the relevant record dates. While the Preferred Securities are represented by one or more Global Securities, the relevant record dates shall be the close of business on the Business Day next preceding such Distribution payment date, unless a different regular record date is established or provided for the corresponding interest payment date on the Debentures. The relevant record dates for the Common Securities shall be the same as for the Preferred Securities. If the Preferred Securities shall not continue to remain represented by one or more Global Securities, the relevant record dates for the Preferred Securities shall be selected by the Regular Trustees and shall be at least one Business Day prior to the relevant payment dates. At all times, the Distribution payment dates shall correspond to the interest payment dates on the Debentures. Distributions payable on any Securities that are not punctually paid on any Distribution payment date, as a result of the Debenture Issuer having failed to make a payment under the Debentures, shall cease to be payable to the Person in whose name such Securities are registered on the relevant record date, and such defaulted Distribution will instead be payable to the Person in whose name such Securities are registered on the special record date or other specified date determined in accordance with this Declaration. If any date on which Distributions are payable on the Securities is not a Business Day, then payment of the Distribution payable on such date will be made on the next succeeding day that is a Business Day (and without any interest or other payment in respect of any such delay), except that, if such Business Day is in the next succeeding calendar year, such payment shall be made on the immediately preceding Business Day, with the same force and effect as if made on such payment date.

                  (e) In the event that there is any money or other property held by or for the Trust that is not accounted for hereunder, such property shall be distributed Pro Rata among the Holders of the Securities.

                  SECTION 7.3 Redemption of Securities.

                  (a) Upon the repayment or redemption, in whole or in part, of the Debentures held by the Trust, whether at the stated maturity of the Debentures or upon earlier redemption as provided in the Indenture, the proceeds from such repayment or redemption shall be simultaneously applied Pro Rata (subject to Section 7.1(b)) to redeem Securities having an aggregate liquidation amount equal to the aggregate principal amount of the Debentures so repaid or redeemed at the Redemption Price. Holders shall be given not less than 30 nor more than 60 days notice of such redemption in accordance with Section 7.4.

                  (b) On the date fixed for any distribution of Debentures, upon dissolution of the Trust, (i) the Securities will no longer be deemed to be outstanding and (ii) certificates representing Securities will be deemed to represent the Debentures having an aggregate principal amount equal to the stated liquidation amount of, and bearing accrued and unpaid interest equal to accrued and unpaid distributions on, such Securities until such certificates are presented to the Sponsor or its agent for transfer or reissuance.

                  SECTION 7.4 Redemption Procedures.

                  (a) Notice of any redemption of, or notice of distribution of Debentures in exchange for, the Securities (a "Redemption/Distribution Notice"), which notice shall be irrevocable, will be given by the Trust by mail to each Holder of Securities to be redeemed or exchanged not fewer than 30 nor more than 60 days before the date fixed for redemption or exchange thereof which, in the case of a redemption, will be the date fixed for redemption of the Debentures. For purposes of the calculation of the date of redemption or exchange and the dates on which notices are given pursuant to this Section 7.4(a), a Redemption/Distribution Notice shall be deemed to be given on the day such notice is first mailed by first-class mail, postage prepaid, to Holders of Securities. Each Redemption/Distribution Notice shall be addressed to the Holders of Securities at the address of each such Holder appearing in the register of the Trust. No defect in the Redemption/Distribution Notice or in the mailing of either thereof with respect to any Holder shall affect the validity of the redemption or exchange proceedings with respect to any other Holder.

                  (b) If fewer than all the outstanding Securities are to be so redeemed, the Common Securities and the Preferred Securities will be redeemed Pro Rata (subject to Section 7.1(b)) and the Preferred Securities to be redeemed will be redeemed as described in Section 7.4(c) below. The Trust may not redeem the Securities in part unless all accumulated and unpaid Distributions to the date of redemption have been paid in full on all Securities then outstanding. For all purposes of this Declaration, unless the context otherwise requires, all provisions relating to the redemption of Preferred Securities shall relate, in the case of any Preferred Security redeemed or to be redeemed only in part, to the portion of the aggregate liquidation amount of Preferred Securities which has been or is to be redeemed.

                  (c) Subject to the Trust's fulfillment of the notice requirements set forth in Section 7.4(a) above, if Securities are to be redeemed, then (i) with respect to Preferred Securities represented by one or more Global Securities, by 12:00 noon, New York City time, on the redemption date, provided that the Debenture Issuer has paid the Property Trustee a sufficient amount of cash in connection with the related redemption or maturity of the Debentures, the Property Trustee will deposit irrevocably with the Depositary or its nominee (or successor Clearing Agency or its nominee) funds sufficient to pay the applicable Redemption Price with respect to the Preferred Securities and will give the Depositary irrevocable instructions and authority to pay the Redemption Price to the Holders of the Preferred Securities and (ii) with respect to Securities not represented by one or more Global Securities, provided that the Debenture Issuer has paid the Property Trustee a sufficient amount of cash in connection with the related redemption or maturity of the Debentures, the Paying Agent will pay the relevant Redemption Price to the Holders of such Securities by check mailed to the address of the relevant Holder appearing on the register of the Trust on the redemption date. If any date fixed for redemption of Securities is not a Business Day, then payment of the Redemption Price payable on such date will be made on the next succeeding day that is a Business Day (and without any interest or other payment in respect of any such delay) except that, if such Business Day falls in the next calendar year, such payment will be made on the immediately preceding Business Day, in each case with the same force and effect as if made on such date fixed for redemption. If payment of the Redemption Price in respect of any Securities is improperly withheld or refused and not paid either by the Property Trustee or by the Sponsor as guarantor pursuant to the Guarantee, Distributions on such Securities will continue to accrue at the then applicable rate from the original redemption date to the actual date of payment, in which case the actual payment date will be considered the date fixed for redemption for purposes of calculating the Redemption Price. For these purposes, the applicable Redemption Price shall not include Distributions which are being paid to Holders who were Holders on a relevant record date. If a Redemption/Distribution Notice shall have been given and funds deposited or paid as required, then immediately prior to the close of business on the date of such deposit or payment, Distributions will cease to accrue on the Securities called for redemption and all rights of Holders of such Securities so called for redemption will cease, except the right of the Holders to receive the Redemption Price, but without interest on such Redemption Price, and from and after the date fixed for redemption, such Securities will cease to be outstanding.

                  Neither the Regular Trustees nor the Trust shall be required to register or cause to be registered the transfer of any Securities that have been called for redemption, except in the case of any Securities being redeemed in part, any portion thereof not to be redeemed.

                  (d) Subject to the foregoing and applicable law (including, without limitation, United States federal securities laws), the Debenture Issuer or its subsidiaries may at any time and from time to time purchase outstanding Preferred Securities by tender, in the open market or by private agreement.

                  SECTION 7.5  Voting Rights of Preferred Securities.

                  (a) Except as provided under Section 11.1, Section 6.6 and this Article 7 and as otherwise required by the Business Trust Act, the Trust Indenture Act and other applicable law, the Holders of the Preferred Securities shall have no voting rights.

                  (b) Subject to the requirement of the Property Trustee obtaining a tax opinion in certain circumstances set forth in Section 7.5(d) below, the Holders of a Majority in Liquidation Amount of the Preferred Securities voting separately as a class have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Property Trustee, or to direct the exercise of any trust or power conferred upon the Property Trustee under the Declaration, including the right to direct the Property Trustee, as Holder of the Debentures, to (i) exercise the remedies available to it under the Indenture as a Holder of the Debentures; (ii) consent to any amendment or modification of the Indenture or the Debentures where such consent shall be required or (iii) waive any past default and its consequences that is waivable under Section 5.13 of the Indenture; provided, however, that if an Indenture Event of Default has occurred and is continuing, then the Holders of 25% of the aggregate liquidation amount of the Preferred Securities may direct the Property Trustee to declare the principal of and interest on the Debentures due and payable; provided, further, that where a consent or action under the Indenture would require the consent or act of the Holders of more than a majority of the aggregate principal amount of Debentures affected thereby, only the Holders of the percentage of the aggregate stated liquidation amount of the Preferred Securities which is at least equal to the percentage required under the Indenture may direct the Property Trustee to give such consent to take such action.

                  (c) If the Property Trustee fails to enforce its rights under the Debentures after a Holder of Preferred Securities has made a written request, such Holder of Preferred Securities may, to the extent permitted by applicable law, institute a legal proceeding directly against the Debenture Issuer to enforce the Property Trustee's rights under the Indenture without first instituting any legal proceeding against the Property Trustee or any other Person. In addition, if a Trust Enforcement Event has occurred and is continuing and such event is attributable to the failure of the Debenture Issuer to make any interest, principal or other required payments when due under the Indenture, then a Holder of Preferred Securities may directly institute a Direct Action against the Debenture Issuer on or after the respective due date specified in the Debentures.

                  (d) The Property Trustee shall notify all Holders of the Preferred Securities of any notice of any Indenture Event of Default received from the Debenture Issuer with respect to the

Debentures. Such notice shall state that such Indenture Event of Default also constitutes a Trust Enforcement Event. Except with respect to directing the time, method, and place of conducting a proceeding for a remedy, the Property Trustee shall be under no obligation to take any of the actions described in clause 7.5(b)(i) and (ii) above unless the Property Trustee has obtained an opinion of independent tax counsel to the effect that the Trust will not fail to be classified as a grantor trust for United States federal income tax purposes as a result of such action, and each Holder will be treated as owning an undivided beneficial ownership interest in the Debentures.

                  (e) In the event the consent of the Property Trustee, as the Holder of the Debentures, is required under the Indenture with respect to any amendment or modification of the Indenture, the Property Trustee shall request the direction of the Holders of the Securities with respect to such amendment or modification and shall vote with respect to such amendment or modification as directed by not less than 66-2/3% of the aggregate liquidation amount of the Securities voting together as a single class; provided, however, that where a consent under the Indenture would require the consent of the Holders of more than a 66-2/3%of the aggregate principal amount of the Debentures, the Property Trustee may only give such consent at the direction of the Holders of at least the same proportion in aggregate stated liquidation amount of the Securities. The Property Trustee shall not take any such action in accordance with the directions of the Holders of the Securities unless the Property Trustee has obtained an opinion of independent tax counsel to the effect that the Trust will not be classified as other than a grantor trust for United States federal income tax purposes as a result of such action, and each Holder will be treated as owning an undivided beneficial ownership interest in the Debentures.

                  (f) A waiver of an Indenture Event of Default with respect to the Debentures will constitute a waiver of the corresponding Trust Enforcement Event.

                  (g) Any required approval or direction of Holders of Preferred Securities may be given at a separate meeting of Holders of Preferred Securities convened for such purpose, at a meeting of all of the Holders of Securities or pursuant to written consent. The Regular Trustees will cause a notice of any meeting at which Holders of Preferred Securities are entitled to vote to be mailed to each Holder of record of Preferred Securities. Each such notice will include a statement setting forth (i) the date of such meeting, (ii) a description of any resolution proposed for adoption at such meeting on which such Holders are entitled to vote and (iii) instructions for the delivery of proxies.

                  (h) No vote or consent of the Holders of Preferred Securities shall be required for the Trust to redeem and cancel Preferred Securities or distribute Debentures in accordance with this Declaration and the terms of the Securities.

                  (i) Notwithstanding that Holders of Preferred Securities are entitled to vote or consent under any of the circumstances described above, any of the Securities that are owned at such time by the Debenture Issuer, any Regular Trustee or any entity directly or indirectly controlled by, or under direct or indirect common control with, the Debenture Issuer or any Regular Trustee, shall not be entitled to vote or consent and shall, for purposes of such vote or consent, be treated as if such Securities were not outstanding; provided, however, that Persons otherwise eligible to vote to whom the Debenture Issuer or any of its subsidiaries have pledged Preferred Securities may vote or consent with respect to such pledged Preferred Securities under any of the circumstances described herein.

                  (j) Subject to Sections 6.6(a) and 7.5(k), Holders of the Preferred Securities shall have no rights to appoint or remove the Trustees, who may be appointed, removed or replaced solely by the Common Securities Holder.

                  (k) If an Indenture Event of Default has occurred and is continuing, the Trustees may be removed at such time only by a Majority in Liquidation Amount of the Preferred Securities.

                  SECTION 7.6  Voting Rights of Common Securities.

                  (a) Except as provided under Section 6.1(b), this Section 7.6 or Section 11.1 or as otherwise required by the Business Trust Act, the Trust Indenture Act or other applicable law or provided by the Declaration, the Holders of the Common Securities will have no voting rights.

                  (b) Subject to Sections 6.6(a) and 7.5(k), the Holders of the Common Securities shall be entitled, in accordance with Article VI of this Declaration, to vote to appoint, remove or replace any Trustee or to increase or decrease the number of Trustees.

                  (c) Subject to Section 2.6 and only after all Trust Enforcement Events with respect to the Preferred Securities have been cured, waived, or otherwise eliminated and subject to the requirement of the Property Trustee obtaining a tax opinion in certain circumstances set forth in this paragraph (c), the Holders of a Majority in Liquidation Amount of the Common Securities have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Property Trustee, or direct the exercise of any trust or power conferred upon the Property Trustee under this Declaration, including the right to direct the Property Trustee, as Holder of the Debentures, to (i) exercise the remedies available to it under the Indenture as a Holder of the Debentures, (ii) consent to any amendment or modification of the Indenture or the Debentures where such consent shall be required or (iii) waive any past default and its consequences that is waivable under Section 5.13 of the Indenture; provided, however, that where a consent or action under the Indenture would require the consent or act of the Holders of more than a majority of the aggregate principal amount of Debentures affected thereby, only the Holders of the percentage of the aggregate stated liquidation amount of the Common Securities which is at least equal to the percentage required under the Indenture may direct the Property Trustee to have such consent or take such action. Except with respect to directing the time, method, and place of conducting a proceeding for a remedy, the Property Trustee shall be under no obligation to take any of the actions described in clause 7.6(c)(i) and (ii) above unless the Property Trustee has obtained an opinion of independent tax counsel to the effect that, as a result of such action, for United States federal income tax purposes the Trust will not fail to be classified as a grantor trust and each Holder will be treated as owning an undivided beneficial ownership interest in the Debentures.

                  (d) If the Property Trustee fails to enforce its rights under the Debentures after a Holder of Common Securities has made a written request, such Holder of Common Securities may, to the extent permitted by applicable law, directly institute a legal proceeding directly against the Debenture Issuer to enforce the Property Trustee's rights under the Debentures without first instituting any legal proceeding against the Property Trustee or any other Person.

                  (e) A waiver of an Indenture Event of Default with respect to the Debentures will constitute a waiver of the corresponding Trust Enforcement Event.

                  (f) Any required approval or direction of Holders of Common Securities may be given at a separate meeting of Holders of Common Securities convened for such purpose, at a meeting of all of the Holders of Securities or pursuant to written consent. The Regular Trustees will cause a notice of any meeting at which Holders of Common Securities are entitled to vote to be mailed to each Holder of record of Common Securities. Each such notice will include a statement setting forth (i) the date of such meeting, (ii) a description of any resolution proposed for adoption at such meeting on which such Holders are entitled to vote and (iii) instructions for the delivery of proxies.

                  (g) No vote or consent of the Holders of the Common Securities will be required for the Trust to redeem and cancel Common Securities or to distribute Debentures in accordance with the Declaration and the terms of the Securities.

                  SECTION 7.7 Paying Agent.

                  In the event that any Preferred Securities are not in book-entry only form, the Trust shall maintain in the Borough of Manhattan, City of New York, State of New York, an office or agency where the Preferred Securities may be presented for payment ("Paying Agent"). The Trust may appoint the paying agent and may appoint one or more additional paying agents in such other locations as it shall determine. The term "Paying Agent" includes any additional paying agent. The Trust may change any Paying Agent without prior notice to the Holders. The Trust shall notify the Property Trustee of the name and address of any Paying Agent not a party to this Declaration. If the Trust fails to appoint or maintain another entity as Paying Agent, the Property Trustee shall act as such. The Trust or any of its Affiliates may act as Paying Agent. The Property Trustee shall initially act as Paying Agent for the Securities. In the event the Property Trustee shall no longer be the Paying Agent, the Regular Trustees shall appoint a successor (which shall be a bank or trust company acceptable to the Debenture Issuer) to act as Paying Agent. The Paying Agent shall be permitted to resign as Paying Agent upon 30 days' written notice to the Property Trustee and the Debenture Issuer.

                  SECTION 7.8  Listing

                  The Sponsor shall use its best efforts to cause the Preferred Securities to be listed for quotation on the New York Stock Exchange.

                  SECTION 7.9 Transfer of Securities.

                  (a) Securities may only be transferred, in whole or in part, in accordance with the terms and conditions set forth in this Declaration and in the terms of the Securities. To the fullest extent permitted by law, any transfer or purported transfer of any Security not made in accordance with this Declaration shall be null and void.

                  (b)      (i)      Subject to this Article 7, Preferred
                                    Securities shall be freely transferable.

                           (ii) The Holder of the Common Securities may not transfer the Common Securities except (A) in compliance with a consolidation, merger, sale, conveyance or lease of the Sponsor in compliance with Article VIII of the Indenture or (B) to the Sponsor or an Affiliate thereof in compliance with applicable law, including the Securities Act and applicable state securities and blue sky laws. To the fullest extent permitted by law, any attempted transfer of the Common Securities other than as set forth in the immediately preceding sentence shall be null and void.

                  (c) The Trust shall cause to be kept at the Corporate Trust Office of the Property Trustee a register (the register maintained in such office being herein sometimes referred to as the "Security Register") in which, subject to such reasonable regulations as it may prescribe, the Trust shall provide for the registration of Preferred Securities and of transfers of Preferred Securities. The Property Trustee is hereby appointed "Security Registrar" for the purpose of registering Preferred Securities and transfers of Preferred Securities as herein provided.

                  (d) Upon surrender for registration of transfer of any Security at an office or agency of the Trust designated for such purpose, the Trust shall execute, and the Property Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Securities of any authorized denominations and of a like aggregate principal amount.

                  (e) At the option of the Holder, Securities may be exchanged for other Securities of any authorized denominations and of a like aggregate principal amount, upon surrender of the Securities to be exchanged at such office or agency. Whenever any Securities are so surrendered for exchange, the Trust shall execute, and in the case of Preferred Securities the Property Trustee shall authenticate and deliver, the Securities which the Holder making the exchange is entitled to receive.

                  (f) Every Security presented or surrendered for registration of transfer or for exchange shall (if so required by the Trust or the Property Trustee) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Trust and the Security Registrar duly executed, by the Holder thereof or his attorney duly authorized in writing.

                  (g) No service charge shall be made for any registration of transfer or exchange of Securities, but the Trust may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Securities.

                  (h) If the Securities are to be redeemed in part, the Trust shall not be required (A) to issue, register the transfer of or exchange any Securities during a period beginning at the opening of business 15 days before the day of the mailing of a notice of redemption of any such Securities selected for redemption under Section 7.4 and ending at the close of business on the day of such mailing, or (B) to register the transfer or exchange of any Security so selected for redemption in whole or in part, except the unredeemed portion of any Security being redeemed in part.

                  SECTION 7.10 Mutilated, Destroyed, Lost or Stolen
Certificates.

                  If:

                  (a) any mutilated Certificates should be surrendered to the Regular Trustees, or if the Regular Trustees shall receive evidence to their satisfaction of the destruction, loss or theft of any Certificate; and

                  (b) there shall be delivered to the Regular Trustees such security or indemnity as may be required by them to keep each of the Trustees, the Sponsor and the Trust harmless,

then, in the absence of notice that such Certificate shall have been acquired by a bona fide purchaser, any Regular Trustee on behalf of the Trust shall execute and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of like denomination. In connection with the issuance of any new Certificate under this Section 7.10, the Regular Trustees may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith. Any duplicate Certificate issued pursuant to this Section shall constitute conclusive evidence of an ownership interest in the relevant Securities, as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time.

                  SECTION 7.11 Deemed Security Holders.

                  The Trustees may treat the Person in whose name any Certificate shall be registered on the register of the Trust as the sole holder of such Certificate and of the Securities represented by such Certificate for purposes of receiving Distributions and for all other purposes whatsoever and, accordingly, shall not be bound to recognize any equitable or other claim to or interest in such Certificate or in the Securities represented by such Certificate on the part of any Person, whether or not the Trust shall have actual or other notice thereof.

                  SECTION 7.12 Global Securities.

                  The Preferred Securities may be issued in the form of one or more Global Securities. If the Preferred Securities are to be issued in the form of one or more Global Securities, then a Regular Trustee on behalf of the Trust shall execute and the Property Trustee shall authenticate and deliver one or more Global Securities that (i) shall represent and shall be denominated in an amount equal to the aggregate liquidation amount of all of the Preferred Securities to be issued in the form of Global Securities and not yet canceled,
(ii) shall be registered in the name of the Depositary for such Global Security or the nominee of such Depositary, and (iii) shall be delivered by the Property Trustee to such Depositary or pursuant to such Depositary's instructions. Global Securities shall bear a legend substantially to the following effect:

                           "This Preferred Security is a Global Security within the meaning of the Declaration hereinafter referred to and is registered in the name of The Depository Trust Company, a New York corporation (the "Depositary"), or a nominee of the Depositary. This Preferred Security is exchangeable for Preferred Securities registered in the name of a person other than the Depositary or its nominee only in the limited circumstances described in the Declaration and no transfer of this Preferred Security (other than a transfer of this Preferred Security as a whole by the Depositary to a nominee of the Depositary or by a nominee of the Depositary to the Depositary or another nominee of the Depositary) may be registered except in limited circumstances.

                           Unless this Preferred Security Certificate is presented by an authorized representative of the Depositary to Provident Capital Trust __ or its agent for registration of transfer, exchange or payment, and any Preferred Security Certificate issued is registered in the name of Cede & Co. or such other name as requested by an authorized representative of the Depositary (and any payment hereon is made to Cede & Co. or to such other entity as is requested by an authorized representative of the Depositary), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein."

                  Preferred Securities not represented by a Global Security issued in exchange for all or a part of a Global Security pursuant to this
Section 7.12 shall be registered in such names and in such authorized denominations as the Depositary, pursuant to instructions from its direct or indirect participants or otherwise, shall instruct the Property Trustee. Upon execution and authentication, the Property Trustee shall deliver such Preferred Securities not represented by a Global Security to the Persons in whose names such definitive Preferred Securities are so registered.

                  At such time as all interests in Global Securities have been redeemed, repurchased or cancelled, such Global Securities shall be, upon receipt thereof, cancelled by the Property Trustee in accordance with standing procedures of the Depositary. At any time prior to such cancellation, if any interest in Global Securities is exchanged for Preferred Securities not represented by a Global Security, redeemed, cancelled or transferred to a transferee who receives Preferred Securities not represented by a Global Security therefor or any Preferred Security not represented by a Global Security is exchanged or transferred for part of Global Securities, the principal amount of such Global Securities shall, in accordance with the standing procedures of the Depositary, be reduced or increased, as the case may be, and an endorsement shall be made on such Global Securities by the Property Trustee to reflect such reduction or increase.

                  The Trust and the Property Trustee may for all purposes, including the making of payments due on the Preferred Securities, deal with the Depositary as the authorized representative of the Holders for the purposes of exercising the rights of Holders hereunder. The rights of the owner of any beneficial interest in a Global Security shall be limited to those established by law and agreements between such owners and depository participants provided, that no such agreement shall give any rights to any Person against the Trust or the Property Trustee without the written consent of the parties so affected. Multiple requests and directions from and votes of the Depositary as holder of Preferred Securities in global form with respect to any particular matter shall not be deemed inconsistent to the extent they do not represent an amount of Preferred Securities in excess of those held in the name of the Depositary or its nominee.

                  If at any time the Depositary for any Preferred Securities represented by one or more Global Securities notifies the Trust that it is unwilling or unable to continue as Depositary for such Preferred Securities or if at any time the Depositary for such Preferred Securities shall no longer be eligible under this Section 7.12, the Trust shall appoint a successor Depositary with respect to such Preferred Securities. If a successor Depositary for such Preferred Securities is not appointed by the Trust within 90 days after the Trust receives such notice or becomes aware of such ineligibility, the Trust's election that such Preferred Securities be represented by one or more Global Securities shall no longer be effective and the Trust shall execute, and the Property Trustee will authenticate and deliver, Preferred Securities in definitive registered form, in any authorized denominations, in an aggregate liquidation amount equal to the principal amount of the Global Security representing such Preferred Securities in exchange for such Global Security.

                  The Trust may at any time and in its sole discretion determine that the Preferred Securities issued in the form of one or more Global Securities shall no longer be represented by a Global Security. In such event the Trust shall execute, and the Property Trustee, shall authenticate and deliver, Preferred Securities in definitive registered form, in any authorized denominations, in an aggregate liquidation amount equal to the principal amount of the Global Security representing such Preferred Securities, in exchange for such Global Security.

                  Notwithstanding any other provisions of this Declaration (other than the provisions set forth in Section 7.9), Global Securities may not be transferred as a whole except by the Depositary to a nominee of the Depositary or by a nominee of the Depositary to the Depositary or another nominee of the Depositary or by the Depositary or any such nominee to a successor Depositary or a nominee of such successor Depositary.

                  Interests of Beneficial Owners in a Global Security may be transferred or exchanged for Preferred Securities not represented by a Global Security and Preferred Securities not represented by a Global Security may be transferred or exchange for Global Securities in accordance with rules of the Depositary and the provisions of Section 7.9.


                                   ARTICLE 8

                      DISSOLUTION AND TERMINATION OF TRUST

                  SECTION 8.1 Dissolution and Termination of Trust.

                  (a)      The Trust shall dissolve upon the earliest of:

                           (i) the bankruptcy of the Holder of the Common Securities or the Sponsor;

                           (ii) the filing of a certificate of dissolution or its equivalent with respect to the Sponsor; the dissolution of the Trust after obtaining the consent of the Holders of at least a Majority in Liquidation Amount of the Securities to dissolve the Trust; or the revocation of the Sponsor's charter and the expiration of 90 days after the date of revocation without a reinstatement thereof;

                           (iii)    the entry of a decree of judicial
                                    dissolution of the Sponsor or the Trust;

                           (iv) the time when all of the Securities shall have been called for redemption and the amounts then due shall have been paid to the Holders in accordance with this Agreement;

                           (v) at the Sponsor's election by notice and direction to the Property Trustee to distribute the Debentures to the Holders of the Securities in exchange for all of the Securities, subject to the receipt of any necessary approvals by the Federal Reserve that may then be required under the applicable capital guidelines or policies of the Federal Reserve; provided that the Sponsor will be required to obtain an opinion of an independent counsel that the distribution of the Debentures will not be taxable to the Holders of the Preferred Securities for United States federal income tax purposes; or

                           (vi) the time when all of the Regular Trustees and the Sponsor shall have consented to dissolution of the Trust provided such action is taken before the issuance of any Securities.

                  (b) As soon as is practicable after the occurrence of an event referred to in Section 8.1(a) and upon completion of the winding up and liquidation of the Trust, the Trustees shall terminate the Trust by filing a certificate of cancellation with the Secretary of State of the State of Delaware.

                  (c) The provisions of Section 4.2,4.3 and Article 9 shall survive the termination of the Trust.

                  SECTION 8.2 Liquidation Distribution Upon Dissolution of the Trust.

                  (a) In the event of any voluntary or involuntary liquidation, dissolution, or winding-up of the Trust (each a "Liquidation"), the Holders of the Securities on the date of the Liquidation will be entitled to receive, out of the assets of the Trust available for distribution to Holders of Securities after satisfaction of the Trusts' liabilities to creditors, if any, distributions in cash or other immediately available funds in an amount equal to the aggregate of the stated liquidation amount of $25 per Security plus accumulated and unpaid Distributions thereon to the date of payment (such amount being the "Liquidation Distribution"), unless, in connection with such Liquidation, Debentures in an aggregate stated principal amount equal to the aggregate stated liquidation amount of, with an interest rate identical to the distribution rate of, and accrued and unpaid interest equal to accumulated and unpaid Distributions on, such Securities shall be distributed on a Pro Rata basis to the Holders of the Securities in exchange for such Securities.

                  (b) If, upon any such Liquidation, the Liquidation Distribution can be paid only in part because the Trust has insufficient assets available to pay in full the aggregate Liquidation Distribution, then the amounts payable directly by the Trust on the Securities shall be paid on a Pro Rata basis. The Holders of the Common Securities will be entitled to receive distributions upon any such Liquidation Pro Rata with the Holders of the Preferred Securities except that if an Indenture Event of Default has occurred and is continuing, the Preferred Securities shall have a preference over the Common Securities with regard to such distributions.

                                   ARTICLE 9

                           LIMITATION OF LIABILITY OF
               HOLDERS OF SECURITIES, DELAWARE TRUSTEES OR OTHERS

                  SECTION 9.1  Liability.

                  (a) Except as expressly set forth in this Declaration, the Guarantee and the terms of the Securities, the Sponsor:

                           (i) shall not be personally liable for the return of any portion of the capital contributions (or any return thereon) of the Holders of the Securities which shall be made solely from assets of the Trust; and

                           (ii) shall not be required to pay to the Trust or to any Holder of Securities any deficit upon dissolution of the Trust or otherwise.

                  (b) Pursuant to Section 3803(a) of the Business Trust Act, the Holder of the Common Securities shall be entitled to the same limitation of personal liability extended to stockholders of private corporations for profit organized under the General Corporation Law of the State of Delaware; provided, however, the Holders of the Common Securities shall be liable for all of the debts and obligations of the Trust (other than with respect to the Securities) to the extent not satisfied out of the Trust's assets.

                  (c) Pursuant to Section 3803(a) of the Business Trust Act, the Holders of the Preferred Securities shall be entitled to the same limitation of personal liability extended to stockholders of private corporations for profit organized under the General Corporation Law of the State of Delaware.

                  SECTION 9.2  Exculpation.

                  (a) No Indemnified Person shall be liable, responsible or accountable in damages or otherwise to the Trust or any Covered Person for any loss, damage or claim incurred by reason of any act or omission performed or omitted by such Indemnified Person in good faith on behalf of the Trust and in a manner such Indemnified Person reasonably believed to be within the scope of the authority conferred on such Indemnified Person by this Declaration or by law, except that an Indemnified Person shall be liable for any such loss, damage or claim incurred by reason of such Indemnified Person's negligence or willful misconduct with respect to such acts or omissions.

                  (b) An Indemnified Person shall be fully protected in relying in good faith upon the records of the Trust and upon such information, opinions, reports or statements presented to the Trust by any Person as to matters the Indemnified Person reasonably believes are within such other Person's professional or expert competence and who has been selected with reasonable care by or on behalf of the Trust, including information, opinions, reports or statements as to the value and amount of the assets, liabilities, profits, losses or any other facts pertinent to the existence and amount of assets from which Distributions to Holders of Securities might properly be paid.

                  SECTION 9.3 Fiduciary Duty.

                  (a) To the extent that, at law or in equity, an Indemnified Person has duties (including fiduciary duties) and liabilities relating thereto to the Trust or to any other Covered Person, an Indemnified Person acting under this Declaration shall not be liable to the Trust or to another Covered Person for its good faith reliance on the provisions of this Declaration. The provisions of this Declaration, to the extent that they restrict the duties and liabilities of an Indemnified Person otherwise existing at law or in equity (other than the duties imposed on the Property Trustee under the Trust Indenture
Act), are agreed by the parties hereto to replace such other duties and liabilities of such Indemnified Person.

                  (b) Unless otherwise expressly provided herein:

                           (i) whenever a conflict of interest exists or arises between any Covered Person and any Indemnified Person; or

                           (ii) whenever this Declaration or any other agreement contemplated herein or therein provides that an Indemnified Person shall act in a manner that is, or provides terms that are, fair and reasonable to the Trust or any Holder of Securities, the Indemnified Person shall resolve such conflict of interest, take such action or provide such terms, considering in each case the relative interest of each party (including its own interest) to such conflict, agreement, transaction or situation and the benefits and burdens relating to such interests, any customary or accepted industry practices and any applicable generally accepted accounting practices or principles. In the absence of bad faith by the Indemnified Person, the resolution, action or term so made, taken or provided by the Indemnified Person shall not constitute a breach of this Declaration or any other agreement contemplated herein or of any duty or obligation of the Indemnified Person at law or in equity or otherwise.

                  (c) Whenever in this Declaration an Indemnified Person is permitted or required to make a decision:

                           (i) in its "discretion" or under a grant of similar authority, the Indemnified Person shall be entitled to consider such interests and factors as it desires, including its own interests, and shall have no duty or obligation to give any consideration to any interest of or factors affecting the Trust or any other Person; or

                           (ii) in its "good faith" or under another express standard, the Indemnified Person shall act under such express standard and shall not be subject to any other or different standard imposed by this Declaration or by applicable law.

                  SECTION 9.4  Indemnification.

                  (a)(i) The Debenture Issuer shall indemnify, to the full extent permitted by law, any Debenture Issuer Indemnified Person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Trust) by reason of the fact that he is or was a Debenture Issuer Indemnified Person against expenses (including attorney fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Trust, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the Debenture Issuer Indemnified Person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the Trust, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his conduct was unlawful.

                           (ii) The Debenture Issuer shall indemnify, to the full extent permitted by law, any Debenture Issuer Indemnified Person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Trust to procure a judgment in its favor by reason of the fact that he is or was a

                                    Debenture Issuer Indemnified Person against expenses (including attorneys' fees) actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Trust and except that no such indemnification shall be made in respect of any claim, issue or matter as to which such Debenture Issuer Indemnified Person shall have been adjudged to be liable to the Trust unless and only to the extent that the Court of Chancery of Delaware or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which such Court of Chancery or such other court shall deem proper.

                           (iii)    Any indemnification under paragraphs (i) and
                                    (ii) of this Section 9.4(a) (unless ordered by a court) shall be made by the Debenture Issuer only as authorized in the specific case upon a determination that indemnification of the Debenture Issuer Indemnified Person is proper in the circumstances because he has met the applicable standard of conduct set forth in paragraphs (i) and (ii). Such determination shall be made (1) by the Regular Trustees by a majority vote of a quorum consisting of such Regular Trustees who were not parties to such action, suit or proceeding, (2) if such a quorum is not obtainable, or, even if obtainable, if a quorum of disinterested Regular Trustees so directs, by independent legal counsel in a written opinion, or (3) by the Common Security Holder of the Trust.

                           (iv) Expenses (including attorneys' fees) incurred by a Debenture Issuer Indemnified Person in defending a civil, criminal, administrative or investigative action, suit or proceeding referred to in paragraphs (i) and (ii) of this Section 9.4(a) shall be paid by the Debenture Issuer in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such Debenture Issuer Indemnified Person to repay such amount if it shall ultimately be determined that he is not entitled to be indemnified by the Debenture Issuer as authorized in this
                                    Section 9.4(a). Notwithstanding the
                                    foregoing, no advance shall be made by the Debenture Issuer if a determination is reasonably and promptly made (i) by the Regular Trustees by a majority vote of a quorum of disinterested Regular Trustees,
                                    (ii) if such a quorum is not obtainable, or, even if obtainable, if a quorum of disinterested Regular Trustees so directs, by independent legal counsel in a written opinion or (iii) the Common Security Holder of the Trust, that, based upon the facts known to the Regular Trustees, counsel or the Common Security Holder at the time such determination is made, such Debenture Issuer Indemnified Person acted in bad faith or in a manner that such person did not believe to be in or not opposed to the best interests of the Trust, or, with respect to any criminal proceeding, that such Debenture Issuer Indemnified Person believed or had reasonable cause to believe his conduct was unlawful. In no event shall any advance be made in instances where the Regular Trustees, independent legal counsel or Common Security Holder reasonably determine that such person deliberately breached his duty to the Trust or its Common or Preferred Security Holders.

                           (v) The indemnification and advancement of expenses provided by, or granted pursuant to, the other paragraphs of this Section 9.4(a) shall not be deemed exclusive of any other rights to which those seeking indemnification and advancement of expenses may be entitled under any agreement, vote of stockholders or disinterested directors of the Debenture Issuer or Preferred Security Holders of the Trust or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office. All rights to indemnification under this Section 9.4(a) shall be deemed to be provided by a contract between the Debenture Issuer and each Debenture Issuer Indemnified Person who serves in such capacity at any time while this Section 9.4(a) is in effect. Any repeal or modification of this Section 9.4(a) shall not affect any rights or obligations then existing.

                           (vi) The Debenture Issuer or the Trust may purchase and maintain insurance on behalf of any person who is or was a Debenture Issuer Indemnified Person against any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such, whether or not the Debenture Issuer would have the power to indemnify him against such liability under the provisions of this Section 9.4(a).

                           (vii) For purposes of this Section 9.4(a), references to "the Trust" shall include, in addition to the resulting or surviving entity, any constituent entity (including any constituent of a constituent) absorbed in a consolidation or merger, so that any person who is or was a director, trustee, officer or employee of such constituent entity, or is or was serving at the request of such constituent entity as a director, trustee, officer, employee or agent of another entity, shall stand in the same position under the provisions of this
                                    Section 9.4(a) with respect to the resulting or surviving entity as he would have with respect to such constituent entity if its separate existence had continued.

                           (viii) The indemnification and advancement of expenses provided by, or granted pursuant to, this Section 9.4(a) shall, unless otherwise provided when authorized or ratified, continue as to a person who has ceased to be a Debenture Issuer Indemnified Person and shall inure to the benefit of the heirs, executors and administrators of such a person. The obligation to indemnify as set forth in this Section 9.4(a) shall survive the resignation or removal of the Delaware Trustee or the Property Trustee or the termination of this Declaration.

                  (b) The Debenture Issuer agrees to indemnify the (i) Property Trustee, (ii) the Delaware Trustee, (iii) any Affiliate of the Property Trustee or the Delaware Trustee, and (iv) any officers, directors, shareholders, members, partners, employees, representatives, custodians, nominees or agents of the Property Trustee or the Delaware Trustee (each of the Persons in (i) through (iv) being referred to as a "Fiduciary Indemnified Person") for, and to hold each Fiduciary Indemnified Person harmless against, any loss, liability or expense incurred without negligence or bad faith on its part, arising out of or in connection with the acceptance or administration of the trust or trusts hereunder, including the costs and expenses (including reasonable legal fees and expenses) of defending itself against or investigating any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder. The obligation to indemnify as set forth in this Section 9.4(b) shall survive the resignation and removal of the Delaware Trustee or the Property Trustee and the satisfaction and discharge of this Declaration. In addition, the Debenture Issuer has agreed in the Indenture to pay the fees and expenses of the Delaware Trustee and the Property Trustee.

                  SECTION 9.5 Outside Businesses.

                  Subject to the provisions of Section 6.3, any Covered Person, the Sponsor, the Delaware Trustee and the Property Trustee may engage in or possess an interest in other business ventures of any nature or description, independently or with others, similar or dissimilar to the activities of the Trust, and the Trust and the Holders of Securities shall have no rights by virtue of this Declaration in and to such independent ventures or the income or profits derived therefrom, and the pursuit of any such venture, even if competitive with the activities of the Trust, shall not be deemed wrongful or improper. No Covered Person, the Sponsor, the Delaware Trustee or the Property Trustee shall be obligated to present any particular investment or other opportunity to the Trust even if such opportunity is of a character that, if presented to the Trust, could be taken by the Trust, and any Covered Person, the Sponsor, the Delaware Trustee and the Property Trustee shall have the right to take for its own account (individually or as a partner or fiduciary) or to recommend to others any such particular investment or other opportunity. Any Covered Person, the Delaware Trustee and the Property Trustee may engage or be interested in any financial or other transaction with the Sponsor or any Affiliate of the Sponsor, or may act as depositary for, trustee or agent for, or act on any committee or body of holders of, securities or other obligations of the Sponsor or its Affiliates.

                                   ARTICLE 10

                                   ACCOUNTING

                  SECTION 10.1 Fiscal Year.

                  The fiscal year ("Fiscal Year") of the Trust shall be the calendar year, or such other year as is required by the Code.

                  SECTION 10.2  Certain Accounting Matters.

                  (a) At all times during the existence of the Trust, the Regular Trustees shall keep, or cause to be kept, full books of account, records and supporting documents, which shall reflect in reasonable detail, each transaction of the Trust. The books of account shall be maintained on the accrual method of accounting, in accordance with generally accepted accounting principles, consistently applied. The Trust shall use the accrual method of accounting for United States federal income tax purposes. The books of account and the records of the Trust shall be examined by and reported upon as of the end of each Fiscal Year of the Trust by a firm of independent certified public accountants selected by the Regular Trustees.

                  (b) The Regular Trustees shall cause to be prepared and delivered to each of the Holders of Securities, within 90 days after the end of each Fiscal Year of the Trust, annual financial statements of the Trust, including a balance sheet of the Trust as of the end of such Fiscal Year, and the related statements of income or loss.

                  (c) The Regular Trustees shall cause to be duly prepared and delivered to each of the Holders of Securities, an annual United States federal income tax information statement, required by the Code, containing such information with regard to the Securities held by each Holder as is required by the Code and the Treasury Regulations. Notwithstanding any right under the Code to deliver any such statement at a later date, the Regular Trustees shall endeavor to deliver all such statements within 30 days after the end of each Fiscal Year of the Trust.

                  (d) The Regular Trustees shall cause to be duly prepared and filed with the appropriate taxing authority, an annual United States federal income tax return, on a Form 1041 or such other form required by United States federal income tax law, and any other annual income tax returns required to be filed by the Regular Trustees on behalf of the Trust with any state or local taxing authority.

                  SECTION 10.3  Banking.

                  The Trust shall maintain one or more bank accounts in the name and for the sole benefit of the Trust; provided, however, that all payments of funds in respect of the Debentures held by the Property Trustee shall be made directly to the Property Account and no other funds of the Trust shall be deposited in the Property Account. The sole signatories for such accounts shall be designated by the Regular Trustees; provided, however, that the Property Trustee shall designate the signatories for the Property Account.

                  SECTION 10.4  Withholding.

                  The Trust and the Regular Trustees shall comply with all withholding requirements under United States federal, state and local law. The Trust shall request, and the Holders shall provide to the Trust, such forms or certificates as are necessary to establish an exemption from withholding with respect to each Holder, and any representations and forms as shall reasonably be requested by the Trust to assist it in determining the extent of, and in fulfilling, its withholding obligations. The Regular Trustees shall file required forms with applicable jurisdictions and, unless an exemption from withholding is properly established by a Holder, shall remit amounts withheld with respect to the Holder to applicable jurisdictions. To the extent that the Trust is required to withhold and pay over any amounts to any authority with respect to distributions or allocations to any Holder, the amount withheld shall be deemed to be a distribution in the amount of the withholding to the Holder. In the event of any claimed over withholding, Holders shall be limited to an action against the applicable jurisdiction. If the amount required to be withheld was not withheld from actual Distributions made, the Trust may reduce subsequent Distributions by the amount of such withholding.

                                   ARTICLE 11

                            AMENDMENTS AND MEETINGS

                  SECTION 11.1  Amendments.

                  (a) Except as otherwise provided in this Declaration or by any applicable terms of the Securities, this Declaration may only be amended by a written instrument approved and executed by the Sponsor and (i) the Regular Trustees (or, if there are more than two Regular Trustees, a majority of the Regular Trustees) and (ii) the Property Trustee if the amendment affects the rights, powers, duties, obligations or immunities of the Property Trustee; and
(iii) the Delaware Trustee if the amendment affects the rights, powers, duties, obligations or immunities of the Delaware Trustee.

                  (b) No amendment shall be made, and any such purported amendment shall be void and ineffective:

                           (i)      unless, in the case of any proposed
                                    amendment, the Property Trustee shall have first received an Officers' Certificate from each of the Trust and the Sponsor that such amendment is permitted by, and conforms to, the terms of this Declaration (including the terms of the Securities);

                           (ii)     unless, in the case of any proposed
                                    amendment which affects the rights, powers, duties, obligations or immunities of the Property Trustee, the Property Trustee shall have first received:

                                    a.      an Officers' Certificate from each
                                            of the Trust and the Sponsor that
                                            such amendment is permitted by, and
                                            conforms to, the terms of this
                                            Declaration (including the terms of
                                            the Securities) and that all
                                            conditions precedent to the
                                            execution and delivery of such
                                            amendment have been satisfied; and

                                    b.      an opinion of counsel (who may be
                                            counsel to the Sponsor or the Trust)
                                            that such amendment is permitted by,
                                            and conforms to, the terms of this
                                            Declaration (including the terms of
                                            the Securities) and that all
                                            conditions precedent to the
                                            execution and delivery of such
                                            amendment have been satisfied; and

                           (iii) to the extent the result of such amendment would be to:

                                    a.      cause the Trust to be classified
                                            other than as a grantor trust for
                                            United States federal income tax
                                            purposes;

                                    b.      reduce or otherwise adversely affect
                                            the powers of the Property Trustee
                                            in contravention of the Trust
                                            Indenture Act; or

                                    c.      cause the Trust to be deemed to be
                                            an Investment Company required to be
                                            registered under the Investment
                                            Company Act.

                  (c) If the Trust has issued any Securities that remain outstanding:

                           (i) any amendment that would (a) change the amount or timing of any distribution of the Securities or otherwise adversely affect the amount of any distribution required to be made in respect of the Securities as of a specified date or (b) restrict the right of a Holder of Securities to institute suit for the enforcement of any such payment on or after such date, will entitle the Holders of such Securities, voting together as a single class, to vote on such amendment or proposal and such amendment or proposal shall not be effective except with the approval of each of the Holders of the Securities affected thereby; and

                           (ii) any amendment that would (a) adversely affect the powers, preferences or special rights of the Securities, whether by way of amendment to this Declaration or otherwise or (b) result in the dissolution, winding-up or termination of the Trust other than pursuant to the terms of this Declaration, will entitle the holders of the Securities voting together as a single class to vote on such amendment or proposal and such amendment or proposal shall not be effective except with the approval of 66 b% of the Securities affected thereby; provided that, if any amendment or proposal referred to in clause (a) above would adversely affect only the Preferred Securities or the Common Securities, then only the affected class will be entitled to vote on such amendment or proposal and such amendment or proposal.

                  (d) This Section 11.1 shall not be amended without the consent of all of the Holders of the Securities.

                  (e) Article 4 shall not be amended without the consent of the Holders of a Majority in Liquidation Amount of the Common Securities.

                  (f) The rights of the Holders of the Common Securities under
Article 5 to increase or decrease the number of, and appoint and remove Trustees shall not be amended without the consent of the Holders of a Majority in Liquidation Amount of the Common Securities.

                  (g) Notwithstanding Section 11.1(c), this Declaration may be amended without the consent of the Holders of the Securities, if such amendment does not adversely affect in any material respect the rights of the Holders of the Securities, to:

                           (i)      cure any ambiguity;

                           (ii) correct or supplement any provision in this Declaration that may be defective or inconsistent with any other provision of this Declaration;

                           (iii) add to the covenants, restrictions or obligations of the Sponsor;

                           (iv) to conform to any change in Rule 3a-5 of the Investment Company Act or written change in interpretation or application of Rule 3a-5 of the Investment Company Act by any legislative body, court, government agency or regulatory authority; or

                           (v)      to modify, eliminate and add to any
                                    provision of this Declaration to ensure that the Trust will be classified as a grantor trust for United States federal income tax purposes at all times that any Securities are outstanding or to ensure that the Trust will not be required to register as an Investment Company under the Investment Company Act.

                  SECTION 11.2 Meetings of the Holders of Securities; Action by Written Consent.

                  (a) Meetings of the Holders of any class of Securities may be called at any time by the Regular Trustees (or as provided in the terms of the Securities) to consider and act on any matter on which Holders of such class of Securities are entitled to act under the terms of this Declaration, the terms of the Securities or the rules of any stock exchange on which the Preferred Securities are listed or admitted for trading. The Regular Trustees shall call a meeting of the Holders of such class if directed to do so by the Holders of at least 10% in Liquidation Amount of such class of Securities. Such direction shall be given by delivering to the Regular Trustees one or more calls in a writing stating that the signing Holders of Securities wish to call a meeting and indicating the general or specific purpose for which the meeting is to be called. Any Holders of Securities calling a meeting shall specify in writing the Certificates held by the Holders of Securities exercising the right to call a meeting and only those Securities specified shall be counted for purposes of determining whether the required percentage set forth in the second sentence of this paragraph has been met.

                  (b) The following provisions shall apply to meetings of Holders of Securities:

                           (i) notice of any such meeting shall be given to all the Holders of Securities having a right to vote thereat at least 7 days and not more than 60 days before the date of such meeting. Whenever a vote, consent or approval of the Holders of Securities is permitted or required under this Declaration or the rules of any stock exchange on which the Preferred Securities are listed or admitted for trading, such vote, consent or approval may be given at a meeting of the Holders of Securities. Any action that may be taken at a meeting of the Holders of Securities may be taken without a meeting and without prior notice if a consent in writing setting forth the action so taken is signed by the Holders of Securities owning not less than the minimum amount of Securities in liquidation amount that would be necessary to authorize or take such action at a meeting at which all Holders of Securities having a right to vote thereon were present and voting. Prompt notice of the taking of action without a meeting shall be given to the Holders of Securities entitled to vote who have not consented in writing. The Regular Trustees may specify that any written ballot submitted to the Security Holders for the purpose of taking any action without a meeting shall be returned to the Trust within the time specified by the Regular Trustees;

                           (ii) each Holder of a Security may authorize any Person to act for it by proxy on all matters in which a Holder of Securities is entitled to participate, including waiving notice of any meeting, or voting or participating at a meeting. No proxy shall be valid after the expiration of 11 months from the date thereof unless otherwise provided in the proxy. Every proxy shall be revocable at the pleasure of the Holder of Securities executing such proxy. Except as otherwise provided herein, all matters relating to the giving, voting or validity of proxies shall be governed by the General Corporation Law of the State of Delaware relating to proxies, and judicial interpretations thereunder, as if the Trust were a Delaware corporation and the Holders of the Securities were stockholders of a Delaware corporation;

                           (iii)    each meeting of the Holders of the
                                    Securities shall be conducted by the Regular
                                    Trustees or by such other Person that the Regular Trustees may designate; and

                           (iv)     unless the Business Trust Act, this
                                    Declaration, the terms of the Securities, the Trust Indenture Act or the listing rules of any stock exchange on which the Preferred Securities are then listed for trading, otherwise provides, the Regular Trustees, in their sole discretion, shall establish all other provisions relating to meetings of Holders of Securities, including notice of the time, place or purpose of any meeting at which any matter is to be voted on by any Holders of Securities, waiver of any such notice, action by consent without a meeting, the establishment of a record date, quorum requirements, voting in person or by proxy or any other matter with respect to the exercise of any such right to vote.


                                   ARTICLE 12

                      REPRESENTATIONS OF PROPERTY TRUSTEE
                              AND DELAWARE TRUSTEE

                  SECTION 12.1 Representations and Warranties of the Property Trustee.

                  The Trustee that acts as initial Property Trustee represents and warrants to the Trust and to the Sponsor at the date of this Declaration, and each Successor Property Trustee represents and warrants to the Trust and the Sponsor at the time of the Successor Property Trustee's acceptance of its appointment as Property Trustee that:

                  (a) the Property Trustee is a banking corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization, with trust power and authority to execute and deliver, and to carry out and perform its obligations under the terms of, this Declaration;

                  (b) the Property Trustee satisfies the requirements set forth in Section 6.3(a);

                  (c) the execution, delivery and performance by the Property Trustee of this Declaration has been duly authorized by all necessary corporate action on the part of the Property Trustee. This Declaration has been duly executed and delivered by the Property Trustee, and it constitutes a legal, valid and binding obligation of the Property Trustee, enforceable against it in accordance with its terms, subject to applicable bankruptcy, reorganization, moratorium, insolvency and other similar laws affecting creditors' rights generally and to general principles of equity and the discretion of the court (regardless of whether the enforcement of such remedies is considered in a proceeding in equity or at law);

                  (d) the execution, delivery and performance of this Declaration by the Property Trustee does not conflict with or constitute a breach of the articles of association or incorporation, as the case may be, or the by-laws (or other similar organizational documents) of the Property Trustee; and

                  (e) no consent, approval or authorization of, or registration with or notice to, any State or federal banking authority is required for the execution, delivery or performance by the Property Trustee of this Declaration.

                  SECTION 12.2 Representations and Warranties of the Delaware Trustee.

                  The Trustee that acts as initial Delaware Trustee represents and warrants to the Trust and to the Sponsor at the date of this Declaration, and each Successor Delaware Trustee represents and warrants to the Trust and the Sponsor at the time of the Successor Delaware Trustee's acceptance of its appointment as Delaware Trustee that:

                  (a) the Delaware Trustee satisfies the requirements set forth in Section 6.2, satisfies Trust Section 3807 of the Business Trust Act and has the power and authority to execute and deliver, and to carry out and perform its obligations under the terms of, this Declaration and, if it is not a natural person, is duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation or organization;

                  (b) the Delaware Trustee has been authorized to perform its obligations under the Certificate of Trust and this Declaration. This Declaration under Delaware law constitutes a legal, valid and binding obligation of the Delaware Trustee, enforceable against it in accordance with its terms, subject to applicable bankruptcy, reorganization, moratorium, insolvency and other similar laws affecting creditors' rights generally and to general principles of equity and the discretion of the court (regardless of whether the enforcement of such remedies is considered in a proceeding in equity or at law); and

                  (c) no consent, approval or authorization of, or registration with or notice to, any State or federal banking authority is required for the execution, delivery or performance by the Delaware Trustee of this Declaration.

                                   ARTICLE 13

                                 MISCELLANEOUS

                  SECTION 13.1  Notices.

                  All notices provided for in this Declaration shall be in writing, duly signed by the party giving such notice, and shall be delivered, telecopied or mailed by registered or certified mail, as follows:

                  (a) if given to the Trust, in care of the Regular Trustees at the Trust's mailing address set forth below (or such other address as the Trust may give notice of to the Property Trustee, the Delaware Trustee and the Holders of the Securities):

                  c/o  Provident Financial Group, Inc.
                  One East Fourth Street
                  Cincinnati, Ohio  45202
                  Attention:  General Counsel
                  Facsimile No:  (513) 763-8069

                  (b) if given to the Delaware Trustee, at the mailing address set forth below (or such other address as the Delaware Trustee may give notice of to the Regular Trustees, the Property Trustee and the Holders of the Securities):

                  Chase Manhattan Bank Delaware
                  1201 Market Street, 9th Floor
                  Wilmington, Delaware 19801
                  Attention: Corporate Trust Department
                  Facsimile No: (302) 984-4903

                  (c) if given to the Property Trustee, at its Corporate Trust Office (or such other address as the Property Trustee may give notice of to the Regular Trustees, the Delaware Trustee and the Holders of the Securities).

                  (d) if given to the Holder of the Common Securities, at the mailing address of the Sponsor set forth below (or such other address as the Holder of the Common Securities may give notice of to the Property Trustee, the Delaware Trustee and the Trust):

                  (e) if given to any other Holder, at the address set forth on the register of the Trust.

All such notices shall be deemed to have been given when received in person, telecopied with receipt confirmed or mailed by first class mail, postage prepaid except that if a notice or other document is refused delivery or cannot be delivered because of a changed address of which no notice was given, such notice or other document shall be deemed to have been delivered on the date of such refusal or inability to deliver.

                  SECTION 13.2 Governing Law.

                  This Declaration and the rights of the parties hereunder shall be governed by and interpreted in accordance with the laws of the State of Delaware.

                  SECTION 13.3 Intention of the Parties.

                  It is the intention of the parties hereto that the Trust be classified for United States federal income tax purposes as a grantor trust. The provisions of this Declaration shall be interpreted in a manner consistent with such classification.

                  SECTION 13.4  Headings.

                  Headings contained in this Declaration are inserted for convenience of reference only and do not affect the interpretation of this Declaration or any provision hereof.

                  SECTION 13.5 Successors and Assigns.

                  Whenever in this Declaration any of the parties hereto is named or referred to, the successors and assigns of such party shall be deemed to be included, and all covenants and agreements in this Declaration by the Sponsor and the Trustees shall bind and inure to the benefit of their respective successors and assigns, whether so expressed.

                  SECTION 13.6 Partial Enforceability.

                  If any provision of this Declaration, or the application of such provision to any Person or circumstance, shall be held invalid, the remainder of this Declaration, or the application of such provision to persons or circumstances other than those to which it is held invalid, shall not be affected thereby.

                  SECTION 13.7  Counterparts.

                  This Declaration may contain more than one counterpart of the signature page and this Declaration may be executed by the affixing of the signature of each of the Trustees to one of such counterpart signature pages. All of such counterpart signature pages shall be read as though one, and they shall have the same force and effect as though all of the signers had signed a single signature page.

             [The remainder of this page left blank intentionally;
                          The signature page follows.]

                  IN WITNESS WHEREOF, the undersigned have caused these presents to be executed as of the day and year first above written.



                                        PROVIDENT FINANCIAL GROUP, INC.,
                                        as Sponsor, as Common Securities Holder
                                             and  as  Debenture Issuer



                                        By:
                                             -----------------------------------
                                             Name:
                                             Title:


                                        THE CHASE MANHATTAN BANK,
                                          as Property Trustee



                                        By:
                                             -----------------------------------
                                             Name:
                                             Title:


                                        CHASE MANHATTAN BANK DELAWARE,
                                          as Delaware Trustee



                                        By:
                                             -----------------------------------
                                             Name:
                                             Title:


                                        CHRISTOPHER J. CAREY, as Regular Trustee



                                        By:
                                             -----------------------------------
                                                   Christopher J. Carey

                                        MARK E. MAGEE, ESQ., as Regular Trustee



                                        By:
                                             -----------------------------------
                                                          Mark E. Magee


                                        TAYFUN TUZUN, as Regular Trustee



                                        By:
                                             -----------------------------------
                                                     Tayfun Tuzun

                                                                       EXHIBIT A


                  [IF THE CAPITAL SECURITY IS TO BE A GLOBAL CAPITAL SECURITY, INSERT THE FOLLOWING: THIS PREFERRED SECURITY IS A GLOBAL PREFERRED SECURITY WITHIN THE MEANING OF THE DECLARATION HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (THE "DEPOSITARY"), OR A NOMINEE OF THE DEPOSITARY. THIS PREFERRED SECURITY IS EXCHANGEABLE FOR PREFERRED SECURITIES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITARY OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE DECLARATION AND NO TRANSFER OF THIS PREFERRED SECURITY (OTHER THAN A TRANSFER OF THIS SECURITY AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY) MAY BE REGISTERED EXCEPT IN LIMITED CIRCUMSTANCES.

                  UNLESS THIS PREFERRED SECURITY CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY PREFERRED SECURITY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REGISTERED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY (AND ANY PAYMENT HEREON IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]


CERTIFICATE NO.________________       NUMBER OF PREFERRED SECURITIES:  _________
CUSIP NO. __________

                CERTIFICATE EVIDENCING __% PREFERRED SECURITIES
                                       OF
                           PROVIDENT CAPITAL TRUST __

                            __% PREFERRED SECURITIES
                (LIQUIDATION AMOUNT $25 PER PREFERRED SECURITY)
                           FULLY AND UNCONDITIONALLY
                 GUARANTEED BY PROVIDENT FINANCIAL GROUP, INC.

                  PROVIDENT CAPITAL TRUST __, a statutory business trust created under the laws of the State of Delaware (the "Trust"), hereby certifies that Cede & Co. (the "Holder") is the registered owner of _________ preferred securities of the Trust representing undivided beneficial ownership interests in the assets of the Trust designated the "__% Preferred Security" (liquidation amount $25 per Preferred Security) (the "Preferred Securities"). The Preferred Securities are transferable on the register of the Trust, in person or by a duly authorized attorney, upon surrender of this certificate duly endorsed and in proper form for transfer as provided in the Declaration (as defined below). The designation, rights, privileges, restrictions, preferences and other terms and provisions of the Preferred Securities represented hereby are issued and shall in all respects be subject to the provisions of the Amended and Restated Declaration of Trust of the Trust, dated as of _____________, as the same may be amended from time to time (the "Declaration"), by and among PROVIDENT FINANCIAL GROUP, INC., CHRISTOPHER J. CAREY, MARK E. MAGEE, ESQ., and TAYFUN TUZUN, as Regular Trustees, THE CHASE MANHATTAN BANK, as Property Trustee, and CHASE MANHATTAN BANK DELAWARE, as Delaware Trustee and the Holders. Capitalized terms used herein but not defined shall have the meaning given them in the Declaration. The Holder is entitled to the benefits of the Guarantee to the extent described therein. The Sponsor will provide a copy of the Declaration, the Guarantee and the Indenture to a Holder without charge upon written request to the Sponsor at its principal place of business.

                  Upon receipt of this certificate, the Holder is bound by the Declaration and is entitled to the benefits thereunder.

                  By acceptance, the Holder agrees to treat, for United States federal income tax purposes, the Debentures as indebtedness and the Preferred Securities as evidence of undivided indirect beneficial ownership interests in the Debentures.

                  IN WITNESS WHEREOF, the Trust has executed this certificate this ____ day of __________.



                                        PROVIDENT CAPITAL TRUST __


                                        By:
                                             -----------------------------------
                                             Name: Mark E. Magee
                                             Title:   Regular Trustee


                  This is one of the Preferred Securities referred to in the within-mentioned Declaration.


                                        THE CHASE MANHATTAN BANK,
                                          as Property Trustee



                                        By:
                                            ------------------------------------
                                            Authorized Officer

                                                                       EXHIBIT B


                 TRANSFER OF THIS CERTIFICATE IS SUBJECT TO THE
                    CONDITIONS SET FORTH IN THE DECLARATION
                               REFERRED TO BELOW.


CERTIFICATE NO. _______                    NUMBER OF COMMON SECURITIES:  _______


                    CERTIFICATE EVIDENCING COMMON SECURITIES
                                       OF
                           PROVIDENT CAPITAL TRUST __

                             __% COMMON SECURITIES
                  (LIQUIDATION AMOUNT $25 PER COMMON SECURITY)


                  PROVIDENT CAPITAL TRUST __, a statutory business trust created under the laws of the State of Delaware (the "Trust"), hereby certifies that PROVIDENT FINANCIAL GROUP, INC. (the "Holder") is the registered owner of common securities of the Trust representing an undivided beneficial ownership interest in the assets of the Trust designated the "__% Common Securities" (liquidation amount $25 per Common Security) (the "Common Securities"). The Common Securities are not transferable and any attempted transfer thereof shall be void except as permitted by applicable law and by Section 7.9(b)(ii) of the Declaration (as defined below). The designation, rights, privileges, restrictions, preferences and other terms and provisions of the Common Securities represented hereby are issued and shall in all respects be subject to the provisions of the Amended and Restated Declaration of Trust of the Trust, dated as of _________ (as the same may be amended from time to time, the "Declaration"), by and among Provident Financial Group, Inc., as Sponsor, CHRISTOPHER J. CAREY, MARK E. MAGEE, ESQ. and TAYFUN TUZUN, as Regular Trustees, THE CHASE MANHATTAN BANK, as Property Trustee, and CHASE MANHATTAN BANK DELAWARE, as Delaware Trustee, and the Holders. The Holder is entitled to the benefits of the Guarantee to the extent described therein. Capitalized terms used herein but not defined shall have the meaning given them in the Declaration. The Sponsor will provide a copy of the Declaration, the Guarantee and the Indenture to the Holder without charge upon written request to the Sponsor at its principal place of business.

                  Upon receipt of this certificate, the Holder is bound by the Declaration and is entitled to the benefits thereunder.

                  By acceptance, the Holder agrees to treat, for United States federal income tax purposes, the Debentures as indebtedness and the Common Securities as evidence of an undivided indirect beneficial ownership interest in the Debentures.

                  IN WITNESS WHEREOF, the Trust has executed this certificate this ____ day of ___________.



                                             PROVIDENT CAPITAL TRUST __


                                             By:
                                                --------------------------------
                                             Name: Mark E. Magee
                                             Title:   Regular Trustee